                                                                    EXHIBIT 10.7

                             AMENDED AND RESTATED

                       AGREEMENT OF LIMITED PARTNERSHIP

                                      OF

                              PIMCO ADVISORS L.P.

                               TABLE OF CONTENTS


ARTICLE I           Definitions..............................................  1

ARTICLE II          The Partnership and the Partners......................... 15

     Section 2.1    Continuation of the Partnership.......................... 15
     Section 2.2    Name..................................................... 15
     Section 2.3    Names and Addresses of the Partners...................... 15
     Section 2.4    Principal Office, Registered Agent and Registered Office. 15
     Section 2.5    Term..................................................... 16

ARTICLE III         Purpose and Powers....................................... 16

     Section 3.1    Purpose.................................................. 16
     Section 3.2    Powers................................................... 16

ARTICLE IV          Units and Other Partnership Securities................... 16

     Section 4.1    Classification and Conversion of Units................... 16
     Section 4.2    New Classes or Series of Units or Other Securities....... 17
     Section 4.3    Issuance of Units and Other Securities................... 18
     Section 4.4    No Preemptive Rights..................................... 18
     Section 4.5    Recapitalizations........................................ 18

ARTICLE V           Certificates for Units................................... 19

     Section 5.1    Issuance of Certificates................................. 19
     Section 5.2    Lost, Stolen, Destroyed or Mutilated Certificates........ 20
     Section 5.3    Registered Owner......................................... 20

ARTICLE VI          Transfer of Units........................................ 21

     Section 6.1    Transfer................................................. 21
     Section 6.2    Transfer of GP Units..................................... 21
     Section 6.3    Transfer of LP Units..................................... 21
     Section 6.4    Regulation of Block Transfers............................ 21
     Section 6.5    Semiannual Transfers..................................... 22
     Section 6.6    Additional Restrictions on Transfers..................... 23
     Section 6.7    Covenant and Agreement of the Partners................... 24
     Section 6.8    Remedies and Penalties for Noncompliance................. 24

ARTICLE VII         Capital Accounts......................................... 24

     Section 7.1    Capital Accounts......................................... 24
     Section 7.2    Adjustments Affecting Net Income or Net Loss............. 24

ARTICLE VIII        Distributions and Allocations............................ 26

     Section 8.1    Cash Distributions....................................... 26
     Section 8.2    General Rules with Respect to Distributions.............. 27
     Section 8.3    Allocations of Net Income and Net Loss................... 27
     Section 8.4    Special Provisions Governing Capital Account Allocations. 29
     Section 8.5    Special Provisions Governing Tax Allocations............. 30
     Section 8.6    Allocations Upon Dissolution............................. 31
     Section 8.7    Changes in Allocation Methods............................ 31

ARTICLE IX          Accounting and Tax Matters............................... 32

     Section 9.1    Books and Records........................................ 32
     Section 9.2    Fiscal Year.............................................. 32
     Section 9.3    Taxable Year............................................. 32
     Section 9.4    Preparation of Tax Returns............................... 32
     Section 9.5    Tax Elections............................................ 32
     Section 9.6    Other Tax Matters........................................ 33
     Section 9.7    Withholding.............................................. 33
     Section 9.8    Tax Controversies........................................ 33
     Section 9.9    Tax Opinions............................................. 34

ARTICLE X           Concerning the General Partners.......................... 34

     Section 10.1   Management of Partnership Business....................... 34
     Section 10.2   Delegation............................................... 35
     Section 10.3   Reimbursement of the General Partners.................... 36
     Section 10.4   Outside Activities....................................... 36
     Section 10.5   Certain Transactions..................................... 36
     Section 10.6   Conflicts of Interest.................................... 37
     Section 10.7   Notice of Event of Withdrawal............................ 37
     Section 10.8   Operating Board.......................................... 37

ARTICLE XI          Concerning the Limited Partners.......................... 38

     Section 11.1   Participation in Control of Partnership Business......... 38
     Section 11.2   Reports.................................................. 38
     Section 11.3   Access and Confidentiality............................... 38
     Section 11.4   Authority of General Partners to Effect Exchanges and
                     Redemptions............................................. 39

ARTICLE XII         Admission of Partners.................................... 40

     Section 12.1   Admission of General Partners............................ 40
     Section 12.2   Admission of Limited Partners............................ 41

ARTICLE XIII        Withdrawal or Removal of Partners........................ 41

     Section 13.1   Withdrawal or Removal of General Partners................ 41
     Section 13.2   Interest of Departing General Partner.................... 42
     Section 13.3   Business May Be Carried On After Event of Withdrawal..... 43
     Section 13.4   No Withdrawal of Limited Partners........................ 43

ARTICLE XIV         Partnership Meetings; Amendments......................... 43

     Section 14.1   Partnership Meetings..................................... 43
     Section 14.2   Record Date.............................................. 44
     Section 14.3   Notice of Meeting........................................ 44
     Section 14.4   Adjournment.............................................. 44
     Section 14.5   Waiver of Notice; Consent to Meeting; Approval of
                     Minutes................................................. 45
     Section 14.6   Quorum and Required Vote................................. 45
     Section 14.7   Conduct of Meeting....................................... 46
     Section 14.8   Action Without a Meeting................................. 46
     Section 14.9   Voting and Approval Rights............................... 47
     Section 14.10  Amendments to Be Adopted Solely by the General Partners.. 47
     Section 14.11  Amendment Procedures..................................... 48

ARTICLE XV          Indemnification and Related Matters...................... 49

     Section 15.1   Indemnification.......................................... 49
     Section 15.2   Indemnification Agreements............................... 49
     Section 15.3   Indemnification Procedures............................... 50
     Section 15.4   Insurance................................................ 51
     Section 15.5   Source of Payment........................................ 51
     Section 15.6   Scope of Indemnification................................. 51
     Section 15.7   Effect of Amendments..................................... 52
     Section 15.8   Limitations on Liability of Indemnitees.................. 52

ARTICLE XVI         Restructuring............................................ 53

     Section 16.1   Power of General Partners to Effect a Restructuring...... 53
     Section 16.2   Consent to Actions Taken in Connection with
                     Restructuring........................................... 55

ARTICLE XVII        Dissolution and Liquidation.............................. 55

     Section 17.1   Dissolution.............................................. 55
     Section 17.2   Reconstitution........................................... 56
     Section 17.3   Liquidator; Liquidation and Distribution................. 56
     Section 17.4   Reports Following Termination............................ 57

ARTICLE XVIII       General Provisions....................................... 58

     Section 18.1   Addresses and Notices.................................... 58
     Section 18.2   Titles and Captions...................................... 58
     Section 18.3   Pronouns and Plurals..................................... 58
     Section 18.4   Further Action........................................... 58
     Section 18.5   Binding Effect........................................... 58
     Section 18.6   Integration.............................................. 58
     Section 18.7   Creditors................................................ 59
     Section 18.8   Waiver................................................... 59
     Section 18.9   Counterparts............................................. 59
     Section 18.10  Applicable Law........................................... 59
     Section 18.11  Invalidity of Provisions................................. 59
     Section 18.12  Merger................................................... 59

                               TABLE OF EXHIBITS

Exhibit A      Certificate for Class A LP Units

Exhibit B      Admission Application

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                              PIMCO ADVISORS L.P.


     This Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. (this "Agreement"), which is dated and shall be effective as of 12:00 midnight Pacific Standard Time on December 31, 1997 (the "Effective Time"), is by and among PIMCO Partners, G.P., a California general partnership, PIMCO Advisors Holdings, L.P., a Delaware limited partnership, all Persons which are Limited Partners as of the Effective Time, and all Persons which become Limited Partners after the Effective Time. Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in this Agreement.

     This Agreement amends and completely restates that certain Amended and Restated Agreement of Limited Partnership of PIMCO Advisors L.P. dated as of October 31, 1997.

     In consideration of the covenants, conditions and agreements contained herein, the parties agree as follows:

                                   ARTICLE I
                                  Definitions

     The terms defined in this Article I shall, for the purposes of this Agreement, have the meanings set forth herein.

          Adjusted Property shall mean a Partnership Asset the Carrying Value of which has been adjusted pursuant to Section 7.4.

          Admission Application shall mean a written application executed and delivered to the Partnership by a Person which (i) proposes to make a Contribution to the Partnership and receive LP Units in exchange for such Contribution, or (ii) proposes to acquire LP Units by Transfer from a Unitholder, by which such Person requests admission as a Limited Partner, requests that the records of the Partnership reflect such admission, and agrees to comply with and be bound by this Agreement. Except as otherwise determined by the General Partners, such Admission Application shall be in substantially the form of Exhibit B attached to this Agreement.

          Adverse Partnership Event shall mean (i) an Adverse Partnership Tax Event or (ii) the Partnership being required to register any class of LP Units pursuant to Section 12(g) of the Exchange Act.

          Adverse Partnership Tax Event shall mean (i) the Partnership (A) being treated as an association taxable as a corporation, (B) being reconstituted as a corporation, or (C) otherwise becoming subject to federal taxation on its income, or (ii) the occurrence of an event which would have caused one of the foregoing to occur but for the occurrence of a Restructuring.

          Affiliate of a Person shall mean any Person directly or indirectly controlling, controlled by or under common control with such Person. As used in this definition of Affiliate, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          Agreement shall mean this Amended and Restated Agreement of Limited Partnership of the Partnership, as it may be amended, supplemented or restated from time to time.

          Approved by the Unitholders shall mean, with respect to a meeting of Unitholders, approved by Unitholders holding a majority of the outstanding Units present at such meeting in person or by proxy and entitled to vote, voting as a single class, and with respect to an action of Unitholders without a meeting, approved by Unitholders holding a majority of the outstanding Units entitled to vote, voting as a single class.

          Assignment Event shall mean an event which would cause the assignment (within the meaning of the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended) of advisory contracts representing more than 15% of the assets under management by the Partnership and its Subsidiaries.

          Assignment Opinion shall mean an Opinion of Counsel to the effect that a specified event is not an Assignment Event, or that based upon the consents which have been obtained from clients, such event would not result in the termination of advisory contracts representing more than 15% of the assets under management by the Partnership and its Subsidiaries.

          Associate of a Person shall mean any person who is a stockholder, partner, member, director, manager, trustee, member of any Delegate or other board or committee, officer, employee, agent or fiduciary of such Person.

          Block Transfer shall mean a Transfer described in Section 1.7704-1(e)(2) of the Treasury Regulations, by a Partner and any related Persons (within the meaning of Section 267(b) or Section 707(b)(1) of the Code), to one or more Qualified Persons in one or more transactions during any 30 calendar day period, of Units representing in the aggregate more than 2% of the outstanding Units.

          Book-Tax Disparities shall mean the differences between a Partner's Capital Account balance, as maintained pursuant to Article VII, and such balance had the Capital Account been maintained strictly in accordance with tax accounting principles (such disparities reflecting the differences between the Carrying Value of either Contributed Property or Adjusted Property, as adjusted from time to time, and the adjusted basis thereof for federal income tax purposes).

          Business Day shall mean any day other than a Saturday, Sunday or legal holiday recognized or declared as such by the Government of the United States or the State of New York.

          Business Entity shall mean a corporation, a business trust or association, a real estate investment trust, a common-law trust, a limited liability company or an unincorporated business, including a general or limited partnership or registered limited liability partnership.

          CCI shall mean Columbus Circle Investors, a Delaware general partnership, or its Successor.

          Capital Account shall mean a capital account established and maintained pursuant to Article VII.

          Carrying Value shall mean (i) with respect to Contributed Property, the fair market value of such Contributed Property at the time of contribution as determined by the General Partners, reduced (but not below zero) by all amortization, depreciation and cost recovery deductions taken into account in determining Net Income or Net Loss pursuant to Section 7.2 with respect to such Contributed Property, and (ii) with respect to any other Partnership Asset, the adjusted basis of such Partnership Asset for federal income tax purposes, as of the time of determination. The Carrying Value of any Partnership Asset may be adjusted from time to time in accordance with Sections 7.4 and 7.5, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions, acquisitions or improvements of Partnership Assets, in a manner consistent with federal income tax principles.

          Certificate shall mean a certificate of Partnership Interest issued by the Partnership, evidencing ownership of one or more Units, such certificate to be in such form or forms as may be adopted by the General Partners, and which, in the case of Class A LP Units, shall initially be in substantially the form of Exhibit A attached to this Agreement.

          Certificate of Cancellation shall mean a certificate of cancellation within the meaning of Section 17-203 of the Delaware Act.

          Certificate of Limited Partnership shall mean the Certificate of Limited Partnership of the Partnership, and any and all amendments thereto and restatements thereof, filed as required under the Delaware Act.

          Class A Carryover Amount shall mean, with respect to each Class A Unit or Class B Unit and with respect to each fiscal quarter or Short Period ending after March 31, 1998, the positive amount, if any, by which (i) the Class A Quarterly Priority Amount for the immediately preceding fiscal quarter exceeded
(ii) the amount distributed with respect to each Class A Unit and Class B Unit for such immediately preceding fiscal quarter; provided, however, that with respect to the first fiscal quarter, or Short Period within the first fiscal quarter, of any fiscal year, the Class A Carryover Amount shall be zero.

          Class A Quarterly Priority Amount shall mean, with respect to each Class A Unit and Class B Unit and with respect to each fiscal quarter ending after December 31, 1997, the sum of (i) $0.6875 (subject to adjustment in the case of a Recapitalization), plus (ii) any Class A Carryover Amount applicable to such Class A Unit or Class B Unit with respect to such fiscal quarter. In the case of any Short Period ending after December 31, 1997, the Class A Quarterly Priority Amount shall mean, with respect to each Class A Unit and Class B Unit and with respect to such Short Period, the sum of (i) an amount equal to the product of $0.0075 (subject to adjustment in the case of a Recapitalization) multiplied by the number of days in such Short Period, plus (ii) any Class A Carryover Amount applicable to such Class A Unit or Class B Unit with respect to such Short Period.

          Class A Unit shall mean a GP Unit or an LP Unit having those special rights and obligations specified in this Agreement as being appurtenant to a "Class A Unit" and shall include the Class A Units outstanding prior to the Effective Time and all GP Units and LP Units issued after the Effective Time which are designated as Class A Units pursuant to Section 4.3.

          Class B Unit shall mean a GP Unit or an LP Unit having those special rights and obligations specified in this Agreement as being appurtenant to a "Class B Unit" and shall include the Class B Units outstanding prior to the Effective Time and all GP Units and LP Units issued after the Effective Time which are designated as Class B Units pursuant to Section 4.3.

          Class C Carryover Amount shall mean, with respect to each Class C Unit and with respect to each fiscal quarter or Short Period ending after March 31, 1998, the positive amount, if any, by which (i) the Class C Quarterly Priority Amount for the immediately preceding fiscal quarter exceeded (ii) the amount distributed with respect to each Class C Unit for such immediately preceding fiscal quarter.

          Class C Carryover Cap shall mean, with respect to each Class C Unit and with respect to each fiscal quarter or Short Period ending after March 31, 1998, the positive amount by which (i) the Class C Quarterly Cap for the immediately preceding fiscal quarter exceeded (ii) the amount distributed with respect to each Class C Unit for such immediately preceding fiscal quarter; provided, however, that with respect to the first fiscal quarter, or Short Period within the first fiscal quarter, of any fiscal year, the Class C Carryover Cap shall be zero.

          Class C Quarterly Cap shall mean, with respect to each Class C Unit and with respect to each fiscal quarter ending after December 31, 1997, the sum of (i) $0.75 (subject to adjustment in the case of a Recapitalization), plus
(ii) any Class C Carryover Cap applicable to such Class C Unit with respect to such fiscal quarter. In the case of any Short Period ending after December 31, 1997, the Class C Quarterly Cap shall mean, with respect to each Class C Unit and with respect to such Short Period, the sum of (i) an amount equal to the product of $0.0082 (subject to adjustment in the case of a Recapitalization) multiplied by the number of days in such Short Period, plus (ii) any Class C Carryover Cap applicable to such Class C Unit with respect to such Short Period.

          Class C Quarterly Priority Amount shall mean, with respect to each Class C Unit and with respect to each fiscal quarter ending after December 31, 1997, the sum of (i) $0.6875 (subject to adjustment in the case of a Recapitalization), plus (ii) any Class C Carryover Amount applicable to such Class C Unit with respect to such fiscal quarter. In the case of any Short Period ending after December 31, 1997, the Class C Quarterly Priority Amount shall mean, with respect to each Class C Unit and with respect to such Short Period, the sum of (i) an amount equal to the product of $0.0075 (subject to adjustment in the case of a Recapitalization) multiplied by the number of days in such Short Period, plus (ii) any Class C Carryover Amount applicable to such Class C Unit with respect to such Short Period.

          Class C Unit shall mean an LP Unit having those special rights and obligations specified in this Agreement as being appurtenant to a "Class C Unit" and shall include the Class C Units outstanding prior to the Effective Time and all LP Units issued after the Effective Time which are designated as Class C Units pursuant to Section 4.3.

          Code shall mean the Internal Revenue Code of 1986, as in effect from time to time, and applicable rules and regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

          Commission shall mean the Securities and Exchange Commission.

          Compliant Block Transfer shall mean a Block Transfer which complies with the provisions of Section 6.5.

          Consolidation Date shall mean November 15, 1994.

          Contributed Property shall mean any Contribution other than cash.

          Contribution shall mean any cash, property, services rendered or a promissory note or other obligation to contribute cash or property or to perform services, which a Partner contributes to the Partnership in its capacity as a Partner.

          Delaware Act shall mean the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such Act.

          Defense Notice is defined in Section 15.3.

          Delegate is defined in Section 10.2.

          Departing General Partner shall mean the Person which, as of the effective date of any withdrawal or removal of a General Partner pursuant to
Section 13.1, has as of such date so withdrawn or been removed as a General Partner.

          Designated Member is defined in Section 10.8.

          Distributable Cash for a fiscal quarter shall mean cash equal to the Partnership's Operating Profit Available for Distribution for such fiscal quarter less the amount, if any, required for expenses, for capital expenditures, for future payments on Partnership indebtedness, as reserves, or otherwise in the business of the Partnership, as determined by the General Partners.

          Effective Time is defined in the preamble to this Agreement.

          Eligible Person shall mean (i) any member of the Management Board, executive officer of the Partnership or managing director of an Investment Management Company, or any corporation, partnership, limited liability company or trust in which such person is a controlling shareholder, general partner, manager or trustee, or (ii) any Person designated as an Eligible Person in a Written Consent, which in each case has qualified for admission as a Limited Partner pursuant to Section 12.2(c).

          Equity Security shall mean a share of capital stock, a partnership or limited liability company interest, or other equity interest, or any security convertible or exchangeable, with or without consideration, into any such security or interest, or carrying any warrant, option or right to subscribe to or purchase any such security or interest or any such convertible or exchangeable security, or any such warrant, option or right.

          Event of Withdrawal with respect to a General Partner shall mean (i) its withdrawal as a General Partner pursuant to Section 13.1; (ii) its withdrawal as a General Partner in violation of this Agreement; (iii) its removal as a General Partner pursuant to Section 13.1; (iv) an Insolvency Event with respect to such General Partner; or (v) a Termination Event with respect to such General Partner.

          Exchange is defined in Section 11.4.

          Exchange Act shall mean the Securities Exchange Act of 1934, as amended, and any successor to such statute.

          Exempt Transfer shall mean (i) a Transfer described in Section 1.7704-1(e)(1)(iv) of the Treasury Regulations, involving the issuance of Partnership Interests by or on behalf of the Partnership to a Qualified Person in exchange for cash, property or services; (ii) a Transfer described in Section 1.7704-1(e)(1)(ii) of the Treasury Regulations, by an individual Unitholder at his death, or by his estate or testamentary trust, of Units to a Partner, (iii) a Foreclosure Block Transfer, (iv) a Compliant Block Transfer, (v) a Noncompliant Block Transfer, but only to the extent of two Noncompliant Block Transfers in any calendar year, or (vi) a Permitted Lien Transfer.

          Expenses is defined in Section 15.1.

          Foreclosure Block Transfer shall mean a Block Transfer in connection with the foreclosure of a Permitted Lien.

          Former General Partner shall mean (i) Thomson or (ii) any other Person which has withdrawn or been removed as, or otherwise ceased to be, a General Partner.

          General Partner shall mean (i) PIMCO Partners GP or Holdings LP in its capacity as a general partner of the Partnership, or (ii) any other Person which has been admitted as a successor or additional general partner of the Partnership pursuant to this Agreement, in each case so long as such Person has not withdrawn or been removed as, or otherwise ceased to be, a general partner of the Partnership. References in this Agreement to the "General Partners" shall be deemed to be references to the "General Partner" if there is only one General Partner.

          GP Unit shall mean a Unit representing a portion or all of a General Partner's Partnership Interest, and shall include all GP Units held by PIMCO Partners GP and Holdings LP immediately prior to the Effective Time, and Units acquired by a General Partner after the Effective Time, whether by contribution, conversion or transfer, which are designated as GP Units.

          Holdings LP shall mean PIMCO Advisors Holdings L.P., a Delaware limited partnership, or its Successor.

          Indebtedness shall mean with respect to any Person, (i) any liability, contingent or otherwise, of such Person (A) for borrowed money (whether or not recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (B) evidenced by a note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any property or assets, (C) for any letter of credit or performance bond in favor of such Person, or (D) for the payment of money relating to a capitalized lease obligation; (ii) any liability of any other Person of the kind described in the preceding clause (i), which such

Person has guaranteed or which is otherwise its legal liability, contingent or otherwise; (iii) any obligation secured by a lien to which the property or assets of such Person are subject, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability; (iv) all other items, which in accordance with generally accepted accounting principles, would be included as a liability on the balance sheet of such Person on the date of determination; and (v) any and all deferrals, renewals, extensions or refinancing of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), (iii) or (iv).

          Indemnitee shall mean any General Partner, any Former General Partner, any Person which is or was an Affiliate of any General Partner or any Former General Partner, any Person which is or was an Associate of any General Partner or any Former General Partner or any such Affiliate, any Person which is or was serving at the request of the Partnership or any of its Subsidiaries, any General Partner or any Former General Partner as an Associate of another Person, or any Person which is or was an Associate of the Partnership or any of its Subsidiaries. A Person shall be deemed to be serving as a fiduciary of an employee benefit plan at the request of the Partnership whenever the performance by such Person of his duties to the Partnership or any Subsidiary of the Partnership also imposes duties on him or otherwise involves services by him to such plan or the participants or beneficiaries of such plan.

          Insolvency Event with respect to a Person shall be deemed to have occurred (i) when it (A) makes an assignment for the benefit of creditors; (B) files a voluntary petition in bankruptcy; (C) is adjudged a bankrupt or insolvent, or has entered against it an order for relief in any bankruptcy or insolvency proceeding; (D) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (E) files an answer or other pleading admitting or failing to contest the material allegations of a petition failed against it in any proceeding of this nature; or (F) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties; or (ii) (A) 120 days after the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if the proceeding is not dismissed, or (B) 90 days after the appointment without such Person's consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, if the appointment is not vacated or stayed, or 90 days after the expiration of any such stay, if the appointment is not vacated.

          Investment Management Company shall mean any division or Subsidiary of the Partnership which is principally engaged in the investment advisory business.

          Limited Liability Opinion shall mean an Opinion of Counsel to the effect that a specified event would not cause the Limited Partners to lose their limited liability under the Delaware Act.

          Limited Partner shall mean any Person which is a Limited Partner at the Effective Time, or is admitted as a Limited Partner pursuant to Section 12.2, and which has not ceased to be a Limited Partner.

          Liquidator shall mean the Person serving as Liquidator pursuant to
Section 17.3(a).

          LP Unit shall mean a Unit representing a portion or all of a Partner's Partnership Interest, and shall include all LP Units held by any Partner immediately prior to the Effective Time, Units acquired by a General Partner after the Effective Time, whether by contribution, conversion or transfer, which are designated as LP Units, and all Units held by any Person other than a General Partner at any time.

          Management Board shall mean the Management Board of the Partnership or any successor board established by the General Partners.

          Minimum Gain shall have the meaning set forth in Treasury Regulations
Section 1.704-2(b) and (d).

          National Securities Exchange shall mean (i) an exchange registered with the Commission under Section 6(a) of the Exchange Act, or (ii) the National Association of Securities Dealers Automated Quotations System.

          Net Income or Net Loss for a fiscal year shall mean an amount equal to the Partnership's taxable income or taxable loss for such fiscal year determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a)(1) of the Code shall be included in taxable income or loss), as adjusted as provided in Section 7.2, and as further adjusted to reflect any adjustments resulting from amended returns, claims for refund and tax audits.

          Net Value shall mean (i) in the case of any Contribution, the fair market value of such Contribution reduced by the outstanding balance of any indebtedness either assumed by the Partnership upon such Contribution or to which such Contribution is subject when contributed; and (ii) in the case of a distribution of Partnership Assets to a Partner, the fair market value of such Partnership Assets reduced by the outstanding balance of any indebtedness either assumed by such Partner upon such distribution or to which such Partnership Assets are subject when distributed. In each case, fair market value shall be determined by the General Partners.

          Nominee shall mean a Partner which holds Units of record which are owned beneficially by another Person.

          Noncompliant Block Transfer shall mean a Block Transfer which is not a Compliant Block Transfer.

          Operating Profit Available for Distribution shall mean, for any period, the net income of the Partnership (determined in accordance with generally accepted accounting principles); provided, that Operating Profit Available for Distribution for any period as so determined shall be adjusted in accordance with the following special rules and/or clarifications:

              (i) Operating Profit Available for Distribution shall be determined without regard to losses of any Subsidiary of the Partnership which is not treated as a partnership, branch or division for federal income tax purposes.

              (ii) Operating Profit Available for Distribution shall be determined without regard to accrued revenues from performance fees unless such fees are not subject to forfeiture.

              (iii) Operating Profit Available for Distribution shall be determined without regard to any income or deductions attributable to the grant, amendment, vesting or exercise of any option or other right to purchase or receive Units or other Equity Securities, whether directly or indirectly through a Public General Partner.

              (iv) Operating Profit Available for Distribution shall be determined without regard to any amortization of goodwill and other intangible assets.

          Opinion of Counsel shall mean a written opinion of counsel selected by the General Partners, who may be regular counsel to the Partnership, a General Partner, a Limited Partner or any of their Affiliates, but may not be in-house counsel to any of such Persons.

          Participating Public General Partner is defined in Section 6.5(b).

          Partner shall mean any General Partner or Limited Partner.

          Partnership shall mean the limited partnership heretofore formed and continued pursuant to this Agreement and the Delaware Act.

          Partnership Accountants shall mean such nationally recognized firm of independent public accountants as is selected from time to time by the General Partners to act as the Partnership's independent public accountants.

          Partnership Assets shall mean all assets and property, whether tangible or intangible and whether real, personal or mixed, at any time owned by the Partnership or its Subsidiaries.

          Partnership Interest shall mean, as to any Partner, such Partner's share of the profits and losses of the Partnership and the right to receive distributions of Partnership Assets.

          Percentage Interest shall mean, as to each Partner, the quotient of
(i) the Partnership Interest of such Partner divided by (ii) the total Partnership Interests of all Partners

          Permitted Lien shall mean (i) the pledge by PIMCO Partners GP of 21,875,000 Class B LP Units to secure that certain 9.01% Note in the amount of $130,000,000 due December 31, 2001, or (ii) any hypothecation or pledge of, or other creation of a lien, encumbrance or security interest in or upon Units to further secure such Note or to secure any refunding or refinancing of such Note.

          Permitted Lien Transfer shall mean a Transfer of Units by PIMCO Partners GP which creates a Permitted Lien.

          Person shall mean a natural person, general or limited partnership, limited liability company, trust, estate, association, corporation, custodian, nominee or any other person or entity in its own or any representative capacity.

          PIMCO shall mean Pacific Investment Management Company, a California general partnership, or its Successor.

          PIMCO Partners GP shall mean PIMCO Partners, G.P., a California general partnership, or its Successor.

          Proceedings is defined in Section 15.1.

          Public Company shall mean a Business Entity which has at least one class of Equity Security outstanding which is registered under Section 12 of the Exchange Act and listed or admitted to trading on a National Securities Exchange.

          Public General Partner shall mean a General Partner which is a Public Company and which, if it were not a General Partner, would be required to register as an investment company under the Investment Company Act of 1940, as amended. References in this Agreement to the "Public General Partners" shall be deemed to be references to the "Public General Partner" if there is only one Public General Partner.

          Qualified Person shall mean (i) the Partnership, (ii) any Partner or
(iii) any Eligible Person.

          Recapitalization is defined in Section 4.5.

          Recapture Income shall mean any gain recognized by the Partnership (but computed without regard to any adjustment required by Section 734 or 743 of the Code) upon the disposition of any Partnership Asset that does not constitute capital gain for federal income tax purposes because such gain represents the recapture of deductions or reductions in basis for tax credits previously taken with respect to such Partnership Asset.

          Reconstituted Partnership shall mean a new limited partnership formed in the manner described in Section 17.2.

          Record Date shall mean the date as of which the identity of, and Units held by, the Unitholders will be determined for purposes of (i) receiving notice of and voting at any meeting of Unitholders, (ii) receiving notice of any proposed action by written approval and giving or withholding approval, (iii) exercising any other rights with respect to any action or proposed action of Unitholders, or (iv) receiving any distribution or report.

          Redemption is defined in Section 11.4.

          Restructuring shall mean any action, event, transaction or series of actions, events or transactions that the General Partners determine in good faith is reasonable likely to prevent or avoid the occurrence of an Adverse Partnership Tax Event or a Tax Realization Event or both.

          Securities Act shall mean the Securities Act of 1933, as amended, and any successor to such statute.

          Semiannual Exchange Period is defined in Section 6.5(a).

          Semiannual Transfer shall mean a Transfer of Units to a Qualified Person, including an Exempt Transfer, which complies with the provisions of
Section 6.5.

          Semiannual Transfer Period shall mean a period beginning at the beginning of a Semiannual Exchange Period and ending ten Business Days after the end of such Semiannual Exchange Period.

          Short Period means any period which is less than a fiscal quarter.

          Subsidiary of a Person shall mean a subsidiary of such Person within the meaning of Regulation S-X under the Securities Act.

          Successor of a Person shall mean the Business Entity, if any, which succeeds to the ownership of all or substantially all of its assets.

          Successor Entity shall mean a Business Entity described in clause (ii) or (iii) of Section 16.1(a).

          Tax Opinion shall mean an Opinion of Counsel to the effect that a specified event would not cause an Adverse Partnership Tax Event.

          Tax Realization Event shall mean any one or more events, conditions or circumstances in which, or as a result of which, any Partner or any of its Affiliates realizes or is reasonably likely to be treated as realizing, either directly or through allocations of Partnership income, income for federal income tax purposes (including without limitation capital gain income), with respect to all or any part of the difference between (i) the value of any property contributed (or deemed contributed under applicable law) by such Partner or Affiliate to the Partnership, determined either as of the time of such contribution (or deemed contribution) or the time of such realization, and (ii) such Partner's or Affiliate's or the Partnership's basis, for federal income tax purposes, in such property, other than as a result of a sale of such property by the Partnership exclusively for cash.

          10% Limit is defined in Section 6.5(f).

          Termination Event with respect to a General Partner shall mean, (i) if such General Partner is an individual, his death or the entry by a court of competent jurisdiction of an order adjudicating him incompetent to manage his person or his property; (ii) if such General Partner is acting as a General Partner by virtue of being a trustee of a trust, the termination of the trust (but not merely the substitution of a new trustee); (iii) if such General Partner is a partnership, the dissolution and commencement of winding up of the partnership; (iv) if such General Partner is a corporation, the filing of a certificate of dissolution or its equivalent for the corporation or the revocation of its charter and the expiration of 90 days after the date of notice to the corporation of revocation without a reinstatement of its charter; (v) if such General Partner is an estate, the distribution by the fiduciary of the estate's entire Partnership Interest; or (vi) if such General Partner is not an individual, partnership, corporation, trust or estate, the termination of the General Partner.

          Thomson shall mean Thomson Advisory Group Inc., a Delaware corporation.

          Total Contributed Income of an Investment Management Company shall mean the aggregate net income of such Investment Management Company (calculated in accordance with generally accepted accounting principles applied consistently for all Investment Management Companies and excluding extraordinary items) for the then most recent three complete fiscal years of the Partnership (or, for three years following the Consolidation Date, the number of complete Partnership fiscal years which have elapsed since the Consolidation Date). Total Contributed Income for each Investment Management Company shall be recalculated annually based on, and upon receipt of, the Partnership's annual audited consolidated financial statements.

          Transfer (and related words) with respect to Units shall mean or refer to a transaction by which a Unitholder transfers one or more Units or an interest in one or more Units to another Person, including a Nominee, and shall include a sale, assignment, transfer, gift (outright or in trust), exchange, redemption, hypothecation or pledge of, or other creation of a lien, encumbrance or security interest in or upon, or other disposition of, Units or any interest in

Units, whether voluntarily, involuntarily, by operation of law or otherwise, but shall not include any change in the ownership of such Unitholder.

          Transfer Agent, with respect to any class or series of Units, shall mean the Person (which may be a General Partner or an Affiliate of a General Partner) appointed to act as transfer agent or registrar for such class or series of Units. The books and records of a Transfer Agent pertaining to Unitholders shall be deemed to be books and records of the Partnership.

          Treasury Regulations shall mean the federal income tax and procedure and administration regulations as promulgated by the U.S. Treasury Department, as such regulations may be in effect from time to time. All references in this Agreement to provisions of the Treasury Regulations shall be deemed to refer to successor regulatory provisions to the extent appropriate in light of the context in which such Treasury Regulations references are used.

          Unit shall mean a portion or all of the Partnership Interest of a Partner representing such fractional part of the Partnership Interests of all of the Partners as shall be determined by the General Partners in connection with the issuance of Units; provided, however, that each Unit shall represent the same fractional part of the Partnership Interests represented by all of the outstanding Units as is represented by each other Unit. The relative rights, powers and duties appurtenant to a Unit of any class and series and those appurtenant to the Partnership Interest represented by such Unit shall be identical, and such terms are used interchangeably in this Agreement.

          Unitholder shall mean a General Partner or a Limited Partner. For purposes of Articles VII and VIII only, the term "Unitholder" shall also mean the beneficial owner of one or more Units held by a Nominee in any case in which such Nominee has furnished the identity of such owner to the Partnership pursuant to Section 6031(c) of the Code.

          Unit Price of a Unit of a given class or series as of any date of determination shall mean the fair market value of such Unit as of such date of determination as determined in good faith by the General Partners.

          Unrealized Gain, as of any date of determination, shall mean the excess, if any, of the fair market value of a Partnership Asset (as determined under Section 7.4 or 7.5 as of such date of determination) over the Carrying Value of such Partnership Asset as of such date of determination (prior to any adjustment to be made pursuant to Section 7.4 or 7.5 as of such date).

          Unrealized Loss, as of any date of determination, shall mean the excess, if any, of the Carrying Value of a Partnership Asset as of such date of determination (prior to any adjustment to be made pursuant to Section 7.4 or 7.5 as of such date) over the fair market value of such Partnership Asset (as determined under Section 7.4 or 7.5 as of such date of determination).

          Written Action shall mean (i) an action by written consent of the General Partner, or if there is more than one General Partner, an action by written consent of General Partners holding a majority of the GP Units, or (ii) if a Delegate has the rights and powers to take such action, a written action of such Delegate.

          Written Consent shall mean an action by written consent of the General Partner, or if there is more than one General Partner, an action by unanimous written consent of the General Partners.


                                  ARTICLE II
                       The Partnership and the Partners

     Section 2.1  Continuation of the Partnership.

          The General Partners and the Limited Partners hereby continue the Partnership as a limited partnership pursuant to the provisions of the Delaware Act.

     Section 2.2  Name.

          The name of the Partnership shall be "PIMCO Advisors L.P." The business of the Partnership shall be carried on under such name or under such other name as the General Partners may from time to time determine. "Limited Partnership," "Ltd" or "L.P." (or similar words or letters) shall be included in the Partnership's name where necessary or appropriate to maintain the limited liability of the Limited Partners or otherwise for the purpose of complying with the laws of any jurisdiction.

     Section 2.3  Names and Addresses of the Partners.

          The General Partners of the Partnership are PIMCO Partners GP and Holdings LP, and the address of the General Partners is 800 Newport Center Drive, Newport Beach, California 92660. The names and last known business, residence or mailing addresses of the Limited Partners are set forth in the books and records of the Partnership.

     Section 2.4  Principal Office, Registered Agent and Registered Office.

          (a) The principal office of the Partnership is located at 800 Newport Center Drive, Newport Beach, California 92660. The General Partners may change the location of the Partnership's principal office within or without the State of Delaware and may establish such additional offices of the Partnership within or without the State of Delaware as they may from time to time determine.

          (b) The name of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company. The address of the registered agent and the address of the registered office of the Partnership in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

     Section 2.5  Term.

          The Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until December 31, 2086, unless earlier terminated in accordance with the Delaware Act or this Agreement.


                                  ARTICLE III
                              Purpose and Powers

     Section 3.1  Purpose.

          The purpose of the Partnership is (i) to carry on an investment management and investment advisory business and (ii) to carry on any other business which limited partnerships may carry on under the Delaware Act.

     Section 3.2  Powers.

          The Partnership shall have and may exercise any and all powers and authority conferred by the laws of Delaware upon limited partnerships formed under the Delaware Act, including any and all powers and authority that may be exercised by the General Partners pursuant to the Delaware Act or this Agreement.


                                  ARTICLE IV
                    Units and Other Partnership Securities

     Section 4.1  Classification and Conversion of Units.

          (a) The Partnership Interests of the Partners are divided into GP Units and LP Units, the GP Units are further divided into Class A Units and Class B Units, and the LP Units are further divided into Class A Units, Class B Units and Class C Units.

          (b) A General Partner, other than a Public General Partner, shall have the right, at such General Partner's option, at any time to convert a portion, but not all, of the GP Units held by such General Partner into LP Units of the same class. The rate at which LP Units shall be delivered upon conversion of GP Units shall initially be one LP Unit for each GP Unit, and shall be adjusted to reflect any Recapitalization occurring after the Effective Time. LP Units issued on conversion of GP Units shall be deemed to have been issued, and such GP Units shall be deemed to be canceled and retired, as of the close of business on the date Certificates evidencing such GP Units are surrendered to the Partnership for conversion.

          (c) If a General Partner ceases for any reason to be a Public General Partner, 99% of the GP Units held by such General Partner shall be converted into and exchanged for LP Units of the same class, without any action on the part of such General Partner. The rate at which LP Units shall be delivered upon such conversion of GP Units shall initially be one LP Unit for each GP Unit, and shall be adjusted to reflect any Recapitalization occurring after the Effective Time. LP Units issued on such conversion of GP Units shall be deemed to have been issued, and such GP Units shall be deemed to be canceled and retired, as of the close of business on the date such General Partner ceases to be a Public General Partner.

          (d) A General Partner, other than a General Partner which has ceased for any reason to be a Public General Partner, shall have the right, at such General Partner's option, at any time to convert a portion or all of the Class A LP Units or Class B LP Units held by such General Partner into GP Units of the same class. The rate at which GP Units shall be delivered upon conversion of LP Units shall initially be one GP Unit for each LP Unit, and shall be adjusted to reflect any Recapitalization occurring after the Effective Time. GP Units issued on conversion of LP Units shall be deemed to have been issued, and such LP Units shall be deemed to be canceled and retired, as of the close of business on the date Certificates evidencing such LP Units are surrendered to the Partnership for conversion.

          (e) A Partner shall have the right, at such Partner's option, at any time to convert a portion or all of the Class C LP Units held by such Partner into Class A LP Units. The rate at which Class A LP Units shall be delivered upon conversion of Class C LP Units shall initially be one Class A LP Unit for each Class C LP Unit, and shall be adjusted to reflect any Recapitalization occurring after the Effective Time. Class A LP Units issued on conversion of Class LP Units shall be deemed to have been issued, and such Class C LP Units shall be deemed to be canceled and retired, as of the close of business on the date Certificates evidencing such Class C LP Units are surrendered to the Partnership for conversion.

          (f) As of the close of business on March 1, 1998, each Class B GP Unit shall be converted into and exchanged for one Class A GP Unit, and each Class B LP Unit shall be converted into and exchanged for one Class A LP Unit, adjusted in each case to reflect any Recapitalization occurring after the Effective Time, without any action on the part of the holders of Class B Units.

     Section 4.2 New Classes or Series of Units or Other Securities.

          The General Partners may create a class or series of Units, other Equity Securities or other Partnership securities that was not previously outstanding, without the approval of the Limited Partners. Any such class or series of Units or other securities shall have such designations, preferences and relative participating, optional or other special rights, powers and duties, including preferences, rights and powers senior to existing classes or series of Units or other securities, as shall be determined by the General Partners, including without limitation: (i) the rights of such class or series of Units or other securities to share in profits and losses of the Partnership and the allocation, for federal income and other tax purposes, to such class or series of Units or other securities of items of Partnership income, gain, loss, deduction and credit; (ii) the rights of such class or series of Units or other securities to share in distributions of Partnership Assets; (iii) the rights of such class or series of Units or other securities upon dissolution and liquidation of the Partnership; (iv) whether such class or series of Units or other securities is redeemable by the Partnership and, if so, the price at which, and the terms and conditions on which, such class or series of Units or other securities may be redeemed by the Partnership; (v) whether such class or series of Units or other securities is issued with the right of conversion into or exchange for any other class or series of Units or other securities and, if so, the rate at and the terms and conditions upon which such class or series of Units or other securities may be converted into or exchanged for such other class or series of Units or other securities; and (vi) the rights of such class or series of Units or other securities to vote on matters relating to the Partnership and this Agreement. The designations, preferences and relative participating, optional or other special rights, powers and duties of any such class or series of Units or other securities shall be set forth in an amendment to this Agreement.

     Section 4.3  Issuance of Units and Other Securities.

          (a) The Partnership may issue Units of any class or series, other Equity Securities, or other Partnership securities, in amounts, for consideration and on terms and conditions determined by the General Partners, without the approval of the Limited Partners.

          (b) The Partnership shall not issue fractional Units; instead, each fractional Unit shall be rounded to the nearest whole Unit or an amount equal to the product of such fraction and the Unit Price on the date of issuance shall be paid in cash by the Partnership, as may be determined by the General Partners.

     Section 4.4  No Preemptive Rights.

          No Partner or other Person shall have any preemptive, preferential or other similar rights with respect to any additional Contributions or any offer, issuance or sale of Units, other Equity Securities or other Partnership securities.

     Section 4.5  Recapitalizations.

          (a) The Partnership may make a distribution of Units with respect to outstanding Units, effect a subdivision or combination of outstanding Units, or take a like action (each, a "Recapitalization"). The Partnership shall not effect a Recapitalization unless the respective Percentage Interests of the Partners immediately after the Recapitalization are the same as their respective Percentage Interests immediately before the Recapitalization.

          (b) The General Partners shall select a Record Date as of which a Recapitalization shall be effective and shall notify each Unitholder of the Recapitalization. The Partnership may issue to the Unitholders as of the Record Date new Certificates representing the additional Units issued in the Recapitalization, and may implement such other procedures to reflect the Recapitalization as may be determined by the General Partners.


                                   ARTICLE V
                            Certificates for Units

     Section 5.1  Issuance of Certificates.

          (a) Upon the issuance of Units to any Partner or other Person, the Partnership shall issue and deliver to such Partner, or if such other Person has qualified for admission as a Partner pursuant to Article XII, to such other Person, one or more Certificates in the name of such Partner or other Person evidencing such Units, in such denominations as such Partner or other Person may request. Such Partner or other Person shall become a Unitholder with respect to such Units at the close of business on the Business Day on which Certificates evidencing such Units are issued to such Partner or other Person and registered in its name on the books and records of the Transfer Agent.

          (b) Upon the written request of any Transferee of Units, accompanied by one or more Certificates properly endorsed and cash in the amount of any applicable transfer tax, the Partnership shall, if (i) such Units were Transferred to such Transferee in compliance with the provisions of Article VI or Article XVI, as applicable, and (ii) such Transferee, if not a Partner, has qualified for admission as a Partner pursuant to Article XII, issue and deliver to such Transferee replacement Certificates in the name of such Transferee in such denominations as such Transferee may request. Such Transferee shall become a Unitholder with respect to such Units at the close of business on the Business Day on which Certificates evidencing such Units are issued to such Transferee and registered in its name on the books and records of the Transfer Agent.

          (c) Upon the written request of any Unitholder accompanied by one or more Certificates properly endorsed, the Partnership shall issue and deliver to such Unitholder replacement Certificates in the name of such Unitholder in such denominations as such Unitholder may request, in accordance with such procedures as the Partnership may reasonably establish.

     Section 5.2  Lost, Stolen, Destroyed or Mutilated Certificates.

          (a) The Partnership shall issue a new Certificate in place of any Certificate previously issued if the registered owner of the Units evidenced by the Certificate:

                  (i) makes proof by affidavit, in form and substance satisfactory to the Partnership, that a previously issued Certificate has been lost, stolen or destroyed;

                  (ii) requests the issuance of a new Certificate before the Partnership has notice that the Certificate is subject to an adverse claim by another Person or has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

                  (iii) if requested by the Partnership, delivers to the Partnership a bond, in form and substance satisfactory to the Partnership, with such surety or sureties and with fixed or open penalty as the Partnership may direct, to indemnify the Partnership against any claim that may be made on account of the alleged loss, theft or destruction of the Certificate; and

                  (iv) satisfies any other reasonable requirements imposed by the Partnership.

          (b) When a Certificate has been lost, stolen or destroyed, and the owner fails to notify the Partnership within a reasonable time after he has notice of it, and a Transfer of the Units represented by the Certificate is registered before the Partnership receives such notification, the owner shall be precluded from making any claim against the Partnership or any Transfer Agent for such Transfer or for a new Certificate.

          (c) If a mutilated Certificate is surrendered to the Partnership, the Partnership shall execute and deliver in exchange therefor a new Certificate evidencing the same number of Units as did the Certificate so surrendered.

          (d) As a condition to the issuance of any new Certificate under this Section 5.2, the Partnership may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) connected therewith.

     Section 5.3  Registered Owner.

          The Partnership shall be entitled to treat a Unitholder, including a Nominee, as the owner of the Units registered in such Unitholder's name on the books and records of the Partnership for all purposes, and accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Units on the part of any other Person, including any Person for whom such Nominee is acting as Nominee, regardless of whether the Partnership shall have actual or other notice thereof.

                                  ARTICLE VI
                               Transfer of Units

     Section 6.1  Transfer.

          Except as provided in Article XVI, no Units shall be Transferred except in accordance with the terms and conditions set forth in this Article VI. Any purported Transfer of Units not made in accordance with this Article VI or
Article XVI shall be null and void, and the purported Transferee shall not (i) be admitted as a Partner, (ii) be deemed to be an assignee of the Units purported to be Transferred within the meaning of Section 17-702 of the Delaware Act, or (iii) have any rights to share in profits and losses, to receive any distributions, or to receive any allocations of income, gain, loss, deduction, or credit or similar item, with respect to the Units purported to be Transferred.

     Section 6.2  Transfer of GP Units.

          GP Units may be Transferred by a General Partner (i) to an Affiliate of such General Partner which has been admitted as a successor or additional General Partner pursuant to Section 12.1(a), or (ii) to a General Partner in an Exempt Transfer or a Semiannual Transfer.

     Section 6.3  Transfer of LP Units.

          LP Units may be Transferred by a Partner in an Exempt Transfer or a Semiannual Transfer.

     Section 6.4  Regulation of Block Transfers.

          (a) The General Partners may by Written Consent adopt such rules consistent with Section 1.7704 of the Treasury Regulations with regard to Block Transfers, including the calculation of the minimum number of Units qualifying as a Block Transfer and the number of Units that should be counted against such minimum number, as they shall determine in good faith are appropriate.

          (b) If any Partner or group of related Partners (within the meaning of Section 267(b) or Section 707(b)(1) of the Code) desires to effect a Noncompliant Block Transfer, such Partner or group of Partners shall, as promptly as practicable, give notice to the Partnership of such proposed Noncompliant Block Transfer, including the names of the proposed Transferees and the number of Units proposed to be Transferred to each such Transferee. If several Partners or groups of related Partners give notices to the Partnership that they desire to effect Noncompliant Block Transfers in the same calendar year, and the number of such Noncompliant Block Transfers exceeds the number which would qualify as Exempt Transfers in such calendar year, after taking into account any prior Noncompliant Block Transfers during such calendar year, the General Partners shall by Written Consent determine in good faith which of such

Partners or groups shall be permitted to effect Noncompliant Block Transfers in such calendar year.

          (c) The power and authority of the General Partners to determine which Partners or groups of Partners may effect Noncompliant Block Transfers in a calendar year may result in benefits to the Partners or groups permitted to effect such Noncompliant Block Transfers (including certain General Partners or their Affiliates) and disadvantages to the Partners or groups which are not permitted to effect such Noncompliant Block Transfers (including other General Partners or their Affiliates). No Partner shall have any cause of action against, or right to receive any compensation from, the Partnership, the General Partners or their Affiliates or any other Limited Partner or its Affiliates, as a result of or in respect of any such determination or the disparate effects thereof on any one or more Partners if the General Partners which consented to the Written Consent made their determination in good faith.

     Section 6.5  Semiannual Transfers.

          (a) There shall, if practicable, be two periods each year (each, a "Semiannual Exchange Period"), each comprising twenty Business Days or such greater number of Business Days as may be required under the Exchange Act, during which the Public General Partners shall make registered exchange offers to the Partners pursuant to which the Partners may exchange their Units for publicly traded shares of a corporate Public General Partner, if any, or publicly traded units of limited partner interest of a partnership Public General Partner, if any, or both. The first Semiannual Exchange Period in a year, if any, shall begin no earlier than March 15 and end no later than July 31 of such year, and the second Semiannual Exchange Period in a year, if any, shall begin no earlier than August 15 and end no later than December 31 of such year.

          (b) If one or more of the Public General Partners (each, a "Participating Public General Partner") determines to make a registered exchange offer in the period prescribed for a Semiannual Exchange Period, such Semiannual Exchange Period shall begin on a date determined by the Participating Public General Partners, which, if such Semiannual Exchange Period is in the first half of the year, shall be as soon as practicable following the issuance of the last to be issued of the Public General Partners' financial statements for the immediately preceding year, or if such Semiannual Exchange Period is in the second half of the year, shall be as soon as practicable following the issuance of the last to be issued of the Public General Partners' financial statements for the first six months of such year. If there is more than one Participating Public General Partner, they shall cooperate in good faith to coordinate such registered exchange offers.

          (c) If there is no Public General Partner, or if the Public General Partners determine not to make a registered exchange offer in the period prescribed for a Semiannual Exchange Period, the General Partners shall determine the date, if any, on which such Semiannual Exchange Period shall begin.

          (d) The General Partners shall endeavor in good faith to provide two Semiannual Exchange Periods each year as provided in this Section 6.5; provided, however, that no Partner shall have any cause of action against, or right to receive any compensation from, any General Partner or its Affiliates as a result of or in respect of a determination (i) by a Public General Partner to not make a registered exchange offer in the period prescribed for a Semiannual Exchange Period, or (ii) by the General Partners to provide less than two Semiannual Exchange Periods in a year, if such Public General Partner or General Partners made its or their determination in good faith.

          (e) During a Semiannual Exchange Period, a Partner may Transfer Units to a Public General Partner pursuant to its registered exchange offer, and during the last five of the ten Business Days immediately following the end of such Semiannual Exchange Period, a Partner may Transfer Units to any Qualified Person. Any such Transfer shall comply with the provisions of Sections 6.3 and 6.5(f).

          (f) If a Partner proposes to Transfer Units in a Semiannual Transfer to a Qualified Person other than a Public General Partner pursuant to its registered exchange offer, such Partner shall, at least five Business Days prior to the end of the corresponding Semiannual Exchange Period, give notice to the Partnership of such proposed Transfer, including the name of the proposed Transferee and the number of Units proposed to be Transferred. If the total number of Units either tendered pursuant to a registered exchange offer or proposed to be Transferred in Semiannual Transfers during a Semiannual Transfer Period, plus the total number of Units Transferred in Semiannual Transfers during the preceding Semiannual Transfer Period, if any, in the same year, exceeds 10% of the total number of outstanding Units (the "10% Limit"), the number of Units tendered pursuant to registered exchange offers and proposed to be Transferred in Semiannual Transfers during such Semiannual Transfer Period shall be reduced pro rata such that the 10% Limit is not exceeded. The Partnership shall immediately give notice of such reduction to each Public General Partner and each Partner which gave notice to the Partnership of a proposed Transfer. Exempt Transfers shall not be counted against the 10% Limit.

          (g) The General Partners may by Written Consent adopt such rules consistent with Section 1.7704 of the Treasury Regulations with regard to the calculation of the 10% Limit as they shall determine in good faith are appropriate.

     Section 6.6  Additional Restrictions on Transfers.

          A Partner shall not Transfer any of its Units if such Transfer would
(i) violate then applicable federal and state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authorities with jurisdiction over such Transfer, (ii) result in an Adverse Partnership Event or an Assignment Event, or (iii) affect the Partnership's existence or qualification as a limited partnership under the Delaware Act.

     Section 6.7  Covenant and Agreement of the Partners.

          Each of the Partners covenants and agrees to comply in all respects with the provisions of this Agreement regarding Transfers and proposed Transfers of Units.

     Section 6.8  Remedies and Penalties for Noncompliance.

          In addition to any other remedies which may be available at law or in equity for a breach or attempted breach by a Partner of the provisions of this
Article VI, (i) the Partnership shall be entitled to injunctive relief and to specific performance of such provisions, and (ii) the General Partners may impose penalties on such Partner(including forfeiture of all or part of its Units) for such breach or attempted breach. Any Units forfeited pursuant to this
Section 6.8 shall be canceled and retired.


                                  ARTICLE VII
                               Capital Accounts

     Section 7.1  Capital Accounts.

          (a) The Partnership shall maintain for each Unitholder a separate Capital Account in accordance with Section 704 of the Code. Such Capital Account shall be increased by (i) the cash amount or Net Value of all actual and deemed Contributions made by such Unitholder to the Partnership and (ii) Net Income allocated to such Unitholder pursuant to Article VIII and decreased by (i) the cash amount or Net Value of all actual and deemed distributions of Partnership Assets made to such Partner and (ii) Net Loss allocated to such Unitholder pursuant to Article VIII.

          (b) Upon the issuance of any Units to or for the benefit of any Associate of the Partnership or any of its Subsidiaries, or any successor to such Associate, as compensation for services rendered or to be rendered to a General Partner, the Partnership or any of its Subsidiaries by such Associate, the Person receiving such Units shall be deemed to have made a Contribution to the Partnership in an amount equal to the product of (i) the number of Units so issued, and (ii) the Unit Price on the date of such issuance.

     Section 7.2  Adjustments Affecting Net Income or Net Loss.

          (a) In accordance with the requirements of Section 704(c) of the Code and Treasury Regulations Section 1.704-1(b)(2)(iv)(d), any deductions for depreciation, cost recovery or amortization attributable to Contributed Property shall be determined as if the adjusted basis of such Contributed Property on the date it was acquired by the Partnership was equal to the Carrying Value of such Contributed Property. Upon an adjustment pursuant to Section 7.4 to the Carrying Value of any Partnership Asset subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such Partnership Asset shall be determined as if the adjusted basis of such Partnership Asset was equal to the Carrying Value of such Partnership Asset immediately following such adjustment.

          (b) Any income, gain or loss attributable to the disposition of any Partnership Asset shall be determined by the Partnership as if the adjusted basis of such Partnership Asset as of such date of disposition was equal in amount to the Partnership's Carrying Value with respect to such Partnership Asset as of such date.

          (c) The computation of all items of income, gain, loss and deduction shall be made, as to those items described in Section 705(a)(1)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalizable for federal income tax purposes. For this purpose, amounts paid or incurred to organize the Partnership or to promote the sale of Partnership Interests that are neither deductible nor amortizable under Section 709 of the Code, and deductions for any losses incurred in connection with the sale or exchange of Partnership Assets disallowed pursuant to Section 267(a)(1) or 707(b) of the Code, shall be treated as expenditures described in Section 705(a)(2)(B) of the Code.

     Section 7.3  Adjustments for Transfers.

          If a General Partner Transfers LP Units, and if immediately prior to such Transfer such General Partner has a negative Capital Account balance, the Transferee shall be credited with a zero balance in its Capital Account relating to such LP Units, and such General Partner shall retain its negative Capital Account balance.

     Section 7.4  Adjustments for Contributions or Redemptions.

          In accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f), in connection with either (i) a Contribution (other than a de minimis amount) by a new or existing Partner in consideration for a Partnership Interest or (ii) a distribution of Partnership Assets (other than a de minimis amount) in consideration for a Partnership Interest, the Capital Accounts of all Partners and the Carrying Values of all Partnership Assets shall be adjusted upwards or downwards to reflect any Unrealized Gain or Unrealized Loss attributable to each Partnership Asset, as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of such Partnership Asset at such time and had been allocated to the Partners pursuant to Article VIII. For purposes of determining such Unrealized Gain or Unrealized Loss, the fair market value of Partnership Assets shall be determined by the General Partners.

     Section 7.5  Adjustments for Distributions in Kind.

          In accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(e), immediately prior to the actual or deemed distribution of any Partnership Asset in kind, the Capital Accounts of all Partners and the Carrying Values of such Partnership Asset shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership Asset as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of such Partnership Asset immediately prior to such distribution and had been allocated to the Partners at such time pursuant to Article VIII. For purposes of determining such Unrealized Gain or Unrealized Loss, the fair market value of Partnership Assets shall be determined by the General Partners.


                                 ARTICLE VIII
                         Distributions and Allocations

     Section 8.1  Cash Distributions.

          With respect to each fiscal quarter, commencing with the fiscal quarter ending March 31, 1998, the Partnership shall distribute an amount in cash equal to the Distributable Cash for such quarter. Such distributions shall be made to Unitholders of record as of the close of business on the last day of each such fiscal quarter, and shall be paid not more than 30 days after the last day of each such fiscal quarter. Such distributions shall be made in accordance with the following priorities:

                  (i) First, to such Unitholders holding Class C Units, pro rata in accordance with their Class C Units, until the cash distributions made pursuant to this clause (i) with respect to each Class C Unit equal the Class C Quarterly Priority Amount;

                  (ii) Second, to such Unitholders holding Class A Units and Class B Units, pro rata in accordance with their Class A Units and Class B Units, without regard to whether such Units are Class A Units or Class B Units, until the cash distributions made pursuant to this clause (ii) with respect to each Class A Unit and Class B Unit equal the Class A Quarterly Priority Amount;

                  (iii) Third, to such Unitholders holding Class A Units, Class B Units or Class C Units, pro rata in accordance with their Class A Units, Class B Units and Class C Units, without regard to whether such Units are Class A Units, Class B Units or Class C Units, until the cash distributions made pursuant to the preceding clauses (i) and (ii) and this clause (iii) with respect to each Class A Unit, Class B Unit and Class C Unit equal the Class C Quarterly Cap;

                  (iv) Fourth, to such Unitholders holding Class A Units or Class B Units, pro rata in accordance with their Class A Units and Class B Units, without regard to whether such Units are Class A Units or Class B Units;

provided, however, that the Partnership may withhold distributions to the holders of Class A Units and Class B Units to protect the distributions in respect of the Class C Units in future fiscal quarters.

     Section 8.2  General Rules with Respect to Distributions.

          (a) The General Partners are authorized to distribute Partnership Assets in kind. Any Partnership Asset distributed in kind shall be valued at its fair market value on the date of distribution and shall be distributed in accordance with Section 8.1. Capital Accounts and Carrying Values shall be adjusted in accordance with Section 7.2(e).

          (b) The General Partners shall specify a Record Date for any distribution other than a quarterly distribution, and any Partnership Assets distributed shall be distributed to the Unitholders of the relevant class or series as of the Record Date.

          (c) Any amount of taxes withheld pursuant to Section 9.7, and any amount of taxes, interest or penalties paid by the Partnership to any governmental entity, with respect to amounts allocated or distributable to a Unitholder shall be deemed to be a distribution or payment to such Unitholder and shall reduce the amount otherwise distributable to such Unitholder pursuant to this Article VIII.

          (d) Distributions made to Unitholders shall be made to "Unitholders" as defined in Article I without regard to the last sentence of the definition of "Unitholder".

          (e) The Partnership shall not make a distribution to any Partner on account of its Partnership Interest if such distribution would violate
Section 17-607 of the Delaware Act or other applicable law.

     Section 8.3  Allocations of Net Income and Net Loss.

          (a) Net Income and Net Loss shall be determined for each fiscal year and allocated annually. Except as otherwise provided in Section 8.4, Net Income and Net Loss for a fiscal year shall be allocated as set forth in this
Section 8.3.

          (b) If the Partnership has Net Income for a fiscal year, one-twelfth of such Net Income shall be treated as earned in each fiscal month of such fiscal year. Net Income so treated as earned in a fiscal quarter of such fiscal year shall first be allocated to the Class C Units in the amount of the distributions made to the Class C Unitholders with respect to such fiscal quarter; any remaining Net Income shall be allocated to the Class A Units and Class B Units in proportion to the respective distributions made to the Class A Unitholders and Class B Unitholders with respect to such fiscal quarter. Net Income for a fiscal quarter which is allocated to the Class C Units shall be further allocated to the Class C Unitholders as of the close of business on the last day of each of the three fiscal months in such fiscal quarter, in proportion to the number of Class C Units held by such Unitholders as of the close of business on each such day. One-third of the Net Income for a fiscal quarter which is allocated to the Class A Units or Class B Units shall be further allocated to the Unitholders of such class of Units as of the close of business on the last day of each fiscal month in such fiscal quarter, in proportion to the number of Units of such class held by each such Unitholder as of the close of business on such day.

          (c) If the Partnership has a Net Loss for a fiscal year, one-twelfth of such Net Loss shall be treated as incurred in each fiscal month of such fiscal year. Net Loss so treated as incurred in a fiscal month shall first be allocated to the Unitholders having positive Capital Account balances so as to cause their respective Capital Account balances to be in (or, if not possible, closer to) the same proportion to each other as their respective Percentage Interests and then in accordance with their respective Percentage Interests until all such positive balances have been eliminated; any remaining Net Loss shall be allocated to the General Partners in respect of their GP Units. To the extent subsequent Net Income of the Partnership does not exceed Net Loss previously allocated pursuant to this Section 8.3(c), such Net Income shall first be allocated to the General Partners in respect of their GP Units until such allocated Net Income equals Net Loss previously allocated to the General Partners pursuant to this Section 8.3(c); any remaining Net Income shall be allocated to the Unitholders in the same proportions and amounts as Net Loss was previously allocated pursuant to this Section 8.3(c). For purposes of this
Section 8.3(c), the determination of Capital Account balances shall be made after giving effect to all distributions of cash made with respect to fiscal quarters before the fiscal month in question pursuant to Section 8.1.

          (d) If the Partnership has an item of extraordinary income during a fiscal month which results in an extraordinary distribution to the Class A Unitholders and Class B Unitholders with respect to the fiscal quarter which includes such fiscal month, such item of extraordinary income shall be allocated to the Class A Units and Class B Units in proportion to the respective extraordinary distributions made to the Class A Unitholders and Class B Unitholders with respect to the fiscal quarter which includes such fiscal month, and shall be further allocated to the Class A Unitholders and Class B Unitholders as of the close of business on the last day of such fiscal month, in proportion to the number of Units of each such class held by each such Unitholder as of the close of business on such day. The General Partners shall determine whether an item of Partnership income is extraordinary and results in an extraordinary distribution, and the amount of such extraordinary distribution.

          (e) Except as otherwise provided in Section 8.5, items of income, gain, loss and deduction shall be allocated among the Unitholders in the same proportion as items comprising Net Income or Net Loss, as the case may be, are allocated among the Unitholders, and credits shall be allocated as provided in Treasury Regulations
Section 1.704-1(b)(4)(ii).

     Section 8.4  Special Provisions Governing Capital Account Allocations.

          (a) In the event that any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of such Partner's obligation (including any deemed obligation under Treasury Regulations or temporary Treasury Regulations), if any, to restore an amount to the Partnership, and such excess deficit exists following the allocations referred to in Sections 8.3(b) and (c), such Partner shall be allocated Net Income in proportion to such remaining excess deficit amounts.

          (b) If any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or 1.704-1(b)(2)(ii)(d)(6), Net
Income or items of income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, a deficit in its Capital Account (computed as provided in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(3)) as quickly as possible. This Section 8.4(b) is intended to constitute a "qualified income offset" within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(3) and shall be interpreted to comply with the requirements of such regulation. Any special allocations of items of income or gain pursuant to this Section 8.4(b) shall be taken into account in computing subsequent allocations of Net Income or Net Loss so that the net amounts of any items subsequently so allocated shall, to the extent possible, be equal to the net amounts that would have been allocated to each Partner if such special allocations had not occurred.

          (c) In the event there is a net decrease in Minimum Gain during a Partnership taxable year, the Partners shall be allocated items of income and gain in accordance with Treasury Regulations Section 1.704-2(f). Any Partner's share of Minimum Gain shall be determined in accordance with Treasury Regulations Section 1.704-2(g). This Section 8.4(c) is intended to comply with the minimum gain chargeback requirement of Treasury Regulations Section 1.704-2 and shall be interpreted to comply with the requirements of such regulation. Any special allocations of items of income or gain pursuant to this Section 8.4(c) shall be taken into account in computing subsequent allocations of Net Income or Net Loss so that the net amounts of any items subsequently so allocated and the special allocations shall, to the extent possible, be equal to the net amounts that would have been allocated to each Partner if such special allocations had not occurred.

          (d) To the extent required by Treasury Regulations Section 1.704-2(i), any tax items of the Partnership that are attributable to a non-recourse debt of the Partnership that constitutes "partner non-recourse debt" as defined in Treasury Regulations Section 1.704-2(b)(4) shall be allocated in accordance with the provisions of Treasury Regulations Section 1.704-2(i). This Section 8.4(d) is intended to satisfy the requirements of Treasury Regulations Section

1.704-2(i) (including the partner nonrecourse minimum gain chargeback requirements) and shall be interpreted to comply with the requirements of such regulation. Any special allocations pursuant to this Section 8.4(d) shall be taken into account in computing subsequent allocations of Net Income or Net Loss so that the net amounts of any items subsequently so allocated and the special allocations shall, to the extent possible, be equal to the net amounts that would have been allocated to each Partner if such special allocations had not occurred.

          (e) The General Partners shall make special allocations of Net Income or Net Loss or items of income, gain, loss or deduction to GP Units as may be necessary to permit conversion of such Units to LP Units in accordance with Section 4.1. For purposes of allocating income, gain, loss or deduction to LP Units that were converted from GP Units for periods following such conversion, the Units shall be deemed as of the effective date of such conversion to have been allocated the same amount of income, gain, loss and deductions and to have received the same distributions as the LP Units outstanding prior to such conversion.

          (f) If and to the extent that any Partner is deemed to recognize income as a result of any transaction between such Partner and the Partnership pursuant to Section 482, Section 483, Sections 1272-1274 or Section 7872 of the Code, or any similar provision now or hereafter in effect, any corresponding loss or deduction of the Partnership shall be allocated to the Partner who was charged with such income. In addition, if all or part of the deductions claimed by the Partnership for compensation to its employees is disallowed, the income attributable to such disallowed deductions will be specially allocated to the General Partners, and any subsequent deductions related to such compensation will be specially allocated to the General Partners.

          (g) In addition to the other special allocations that the General Partners may make under this Section 8.4, to preserve uniformity of Units (subject to the priority distribution rights of certain classes of Units) the General Partners may make special allocations of Net Income or Net Loss or items of income, gain, loss or deduction, but only if such allocations would not have a material adverse effect on the Unitholders (other than the General Partners) and if they are consistent with the principles of Section 704 of the Code.

     Section 8.5  Special Provisions Governing Tax Allocations.

          (a) In the case of Contributed Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions attributable to such property shall be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code that takes into account the variation between the Net Value of such property and its adjusted basis, at the time of contribution, to the extent such allocation reduces Book-Tax Disparities.

          (b) Items of income, gain, loss, depreciation and cost recovery deductions attributable to Adjusted Property shall (i) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocation thereof pursuant to Section 8.3(b) or 8.3(c) to the extent such allocation reduces Book-Tax Disparities, and (ii) second, in the event such property was originally Contributed Property, be allocated among the Partners in a manner consistent with Section 8.5(a).

          (c) To the extent permissible under applicable Treasury Regulations, the amount of any gain from a disposition of property allocated to a Partner pursuant to Section 8.5(a) or 8.5(b) shall be deemed to be Recapture Income to the extent such Partner has been allocated or has claimed any deduction directly or indirectly giving rise to the treatment of such gain as Recapture Income.

          (d) All items of income, gain, loss, deduction and credit recognized by the Partnership and allocated to the Partners in accordance with this Article VIII shall be determined without regard to any adjustment made pursuant to Section 743 of the Code; provided, however, that such allocations, once made, shall, if an election under Section 754 of the Code is in effect, be adjusted as necessary or appropriate to take into account those adjustments permitted by Section 743 of the Code, and any adjustments made pursuant to
Section 734 of the Code shall be allocated to the extent permitted under and in accordance with the rule of Treasury Regulations Section 1.704-1(b)(2)(iv)(m).

     Section 8.6  Allocations Upon Dissolution.

          If upon dissolution of the Partnership pursuant to Article XVII, and after taking into account all allocations of Net Income and Net Loss (and other tax items) under this Article VIII, distributions, if they were to be made to Unitholders in accordance with their respective Capital Accounts, would result in unequal distributions on their Units, then (i) gross items of income and gain (and other tax items) for the taxable year of final distribution, and, to the extent permitted under Section 761(c) of the Code, gross items of income and gain (and other tax items) for the immediately preceding taxable year, shall be allocated first to the Class C Unitholders until the Capital Account balance allocable to each Class C Unit is equal, and (ii) the same procedure shall be followed with respect to Class A Units and Class B Units until the Capital Account balance allocable to each Class A Unit and Class B Unit is equal.

     Section 8.7  Changes in Allocation Methods.

          The General Partners may revise, alter or otherwise modify the allocation methods set forth in this Article VIII (i) to the extent that they determine that the application of such methods would result in a substantial mismatching of the allocation of Net Income or Net Loss attributable to a period and the distribution of cash attributable to the same period as between the Transferor and Transferee of a Unit that could be minimized by the application of an alternative tax allocation method, or (ii) to the extent necessary to conform the Partnership's tax allocations to the requirements of the Code or any Treasury Regulations.

                                  ARTICLE IX
                          Accounting and Tax Matters

     Section 9.1  Books and Records.

          The Partnership shall maintain complete and accurate books and records with respect to the Partnership's business, and such books and records shall at all times be kept at the principal office of the Partnership. The Partnership may maintain its books and records in other than written form, if such form is capable of conversion into written form within a reasonable time. The classification, realization and recognition of income, gains, losses, deductions, credits and other items for financial reporting purposes shall be on the accrual basis in accordance with generally accepted accounting principles.

     Section 9.2  Fiscal Year.

          The fiscal year of the Partnership shall be the same as its taxable year for federal income tax purposes.

     Section 9.3  Taxable Year.

          The taxable year of the Partnership shall be the calendar year. The General Partners may change the taxable year of the Partnership to another year permitted by the Code.

     Section 9.4  Preparation of Tax Returns.

          The Partnership shall prepare and timely file such returns relating to Partnership income, gains, losses, deductions and credits, as may be required for federal, state and local income tax purposes, and within 90 days after the close of the taxable year, the Partnership shall mail to the Limited Partners the tax information reasonably required for their federal, state and local income tax reporting purposes. The classification, realization and recognition of income, gains, losses, deductions, credits and other items for federal income tax purposes shall be on the accrual basis.

     Section 9.5  Tax Elections.

          (a) The General Partners may make the election under Section 754 of the Code in accordance with applicable regulations thereunder. In the event the General Partners make such election, the General Partners reserve the right to seek to revoke such election upon their determination that such revocation is in the best interests of the Unitholders.

          (b) The General Partners shall determine whether to make any other elections available under the Code or under any state's tax laws on behalf of the Partnership.

     Section 9.6  Other Tax Matters.

          (a) The General Partners shall make special allocations to the Partners of Net Income or Net Loss or items of income, gain, loss, deduction or credit that are consistent with the principles of Section 704(c) of the Code and shall amend the provisions of this Agreement as appropriate to reflect the proposal or promulgation of Treasury Regulations under Subchapter K of the Code or otherwise to cause allocations under Article VIII to be respected for federal income tax purposes.

          (b) The General Partners may adopt and employ such methods and procedures for (i) the maintenance of book and tax capital accounts, (ii) the determination and allocation of adjustments under Sections 704(c), 734 and 743 of the Code, (iii) the determination and allocation of Net Income, Net Loss, taxable income, taxable loss and items thereof under this Agreement and pursuant to the Code, (iv) the determination of the identities and tax classification of Unitholders, (v) the provision of tax information and reports to Partners, (vi) the adoption of reasonable conventions and methods for the valuation of assets and the determination of tax basis, (vii) the allocation of asset values and tax basis, (viii) conventions for the determination of cost recovery, depreciation and amortization deductions and the maintenance of inventories, (ix) the recognition of the Transfer of Units, and (x) compliance with other tax-related requirements, including without limitation the use of filing and reporting procedures similar to those employed by other publicly-traded partnerships, as they determine are necessary and appropriate to execute the provisions of this Agreement, to comply with federal and state tax laws, and to achieve uniformity and fungibility of Units (subject to the priority distribution rights of Class C Units).

          (c) If the General Partners determine that no reasonable allowable convention or other method is available to preserve the uniformity of Units (subject to the priority distribution rights of certain classes of Units) or the General Partners so elect, Units may be separately identified as distinct classes to reflect differences in tax consequences.

     Section 9.7  Withholding.

          The General Partners are authorized to take any action that they determine to be necessary and appropriate to cause the Partnership to comply with any withholding and reporting obligations imposed by law, including pursuant to Sections 1441, 1442, 1445 and 1446 of the Code.

     Section 9.8  Tax Controversies.

          PIMCO Partners GP is the Tax Matters Partner (as defined in Section 6231 of the Code) and is authorized to represent the Partnership in connection with all examinations of the Partnership's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Partner agrees to cooperate with PIMCO Partners GP and to do or to refrain from doing any or all things reasonably required by the PIMCO Partners GP to conduct such proceedings.

     Section 9.9  Tax Opinions.

          The requirement, as a condition to any action proposed to be taken under this Agreement, that the Partnership be furnished a Tax Opinion (i) shall not be applicable if the Partnership is at such time treated in all material respects as an association taxable as a corporation for federal income tax purposes, and (ii) shall be deemed satisfied by an Opinion of Counsel containing such conditions, limitations and qualifications as are acceptable to the General Partners.


                                   ARTICLE X
                        Concerning the General Partners

     Section 10.1 Management of Partnership Business.

          (a) The General Partners (i) shall have the exclusive right and full power and authority to manage and control the business and affairs of the Partnership and to take any action deemed necessary or desirable by them in connection with the business of the Partnership, and (ii) except as otherwise provided in this Agreement, may take any action, including without limitation the amendment of this Agreement, without the approval of the Limited Partners.

          (b) If there is more than one General Partner, the General Partners shall have equal rights, power and authority in the management and control of the business and affairs of the Partnership, and each of them shall have the rights, power and authority of the General Partners specified in
Section 10.1(a); provided, however, that any difference arising as to any action connected with the business of the Partnership, other than those actions specified in Section 10.1(c), shall be decided by General Partners holding a majority of the outstanding GP Units.

          (c)     The following actions may be taken only by Written Consent:

                  (i) any merger or consolidation of the Partnership with or into any other Business Entity in which the Partnership is not the surviving entity;

                  (ii) any sale or transfer of all or substantially all of the Partnership Assets;

                  (iii) any incurrence of Indebtedness by the Partnership or any of its Subsidiaries except in the ordinary course of business;

                  (iv) initiation, consent to or acquiescence in any Insolvency Event with respect to the Partnership;

                  (v) any other action which would make it impossible for the General Partners to carry on the ordinary business of the Partnership;

                  (vi)   any determination or election pursuant to Section 17.1;

                  (vii) any determination, after the occurrence of an Event of Withdrawal with respect to a General Partner, to carry on the business of the Partnership;

                  (viii) any determination or action pursuant to Article XVI;

                  (ix) any action which would cause an Assignment Event, an Adverse Partnership Event, a Tax Realization Event or a Termination Event;

                  (x)    any determination or action pursuant to Section 11.4;
or

                  (xi) any other action which, by reason of any provision of this Agreement, requires Written Consent.

     Section 10.2 Delegation.

          (a) The General Partners shall have the power and authority by Written Consent to constitute one or more boards or committees, to delegate any or all of the General Partners' rights and powers to manage and control the business and affairs of the Partnership to one or more of such boards or committees (each, a "Delegate"), and to revise or revoke any such constitution or delegation. Such delegation by the General Partners shall not cause any General Partner to cease to be a general partner of the Partnership.

          (b) The General Partners may not delegate their rights and powers with respect to any of the following actions:

                  (i)    admission of any successor or additional General
Partner;

                  (ii)   any amendment of this Agreement;

                  (iii) any action which would require the approval of Partners other than the General Partners; or

                  (iv) any action which, by reason of any provision of this Agreement, requires Written Consent.

          (c) Except as otherwise provided in a Written Consent constituting a Delegate and delegating rights and powers to such Delegate, such Delegate has the power and authority to constitute and appoint one or more committees or subcommittees of such Delegate and to provide for, prescribe the duties of, and appoint one or more persons as officers of the Partnership, and to delegate to one or more of such committees or subcommittees or one or more of such officers any or all of the rights and powers delegated to it by the General Partners.

     Section 10.3 Reimbursement of the General Partners.

          (a) Each General Partner shall be reimbursed on a monthly or such other basis as the General Partners shall determine (i) for all direct expenses paid by it on behalf of the Partnership (including amounts paid by it to any Person to perform services for the Partnership), (ii) for all expenses (other than taxes) incurred by it in connection with the business and affairs of the Partnership, and (iii) in the case of a Public General Partner, for all expenses (other than taxes) incurred by it.

          (b) The General Partners shall not receive any compensation from the Partnership for services provided to the Partnership as General Partners.

     Section 10.4 Outside Activities.

          Except as provided in a Written Consent, no General Partner shall carry on any business except in connection with or incidental to (i) the performance of its duties as a General Partner under this Agreement, (ii) the direct or indirect acquisition, ownership or disposition of Units and other Partnership Interests, and (iii) its governance and existence.

     Section 10.5 Certain Transactions.

          (a) A General Partner or its Affiliate may make a loan to the Partnership on terms that are fair to the Partnership. The Partnership shall reimburse such General Partner or Affiliate for any reasonable out-of-pocket costs incurred by it in connection with the borrowing of funds obtained by such General Partner or Affiliate and loaned to the Partnership.

          (b) The Partnership may make a loan to a General Partner or its Affiliate on terms that are fair to the Partnership. Such General Partner or Affiliate shall reimburse the Partnership for any reasonable out-of-pocket costs incurred by it in connection with the borrowing of funds obtained by the Partnership and loaned to such General Partner or Affiliate.

          (c) A General Partner or its Affiliate may render services to the Partnership on terms that are fair to the Partnership.

          (d) A General Partner or its Affiliate may sell, transfer or convey assets or property to, or purchase Partnership Assets from, the Partnership, or use or lease Partnership Assets, on terms that are fair to the Partnership.

          (e) Before entering into any transaction described in this Section 10.5, such transaction shall be determined to be fair to the Partnership by (i) a committee of members of the Management Board, appointed by the Management Board, who are independent with respect to such transaction, or (ii) the General Partners. A determination made by such a committee, or made in good faith by the General Partners, shall be conclusive and binding on the Partners and the Partnership.

     Section 10.6 Conflicts of Interest.

          Any conflict of interest between a General Partner or any of its Affiliates, on the one hand, and the Partnership or any other Partner, on the other hand, other than a transaction described in Section 10.5, shall be resolved by (i) a committee of members of the Management Board, appointed by the Management Board, who are independent with respect to such conflict of interest, or (ii) the General Partners. A resolution determined by such a committee, or determined in good faith by the General Partners, shall be conclusive and binding on the Partners and the Partnership.

     Section 10.7 Notice of Event of Withdrawal.

          A General Partner which suffers an event that is, or with the passage of a period specified in the definition of "Insolvency Event" or "Termination Event" in Article I would become, an Event of Withdrawal, shall immediately notify each other General Partner, or if there is no other General Partner, each Limited Partner, of the occurrence of the event.

     Section 10.8 Operating Board.

          (a) As soon as practicable on or after November 15, 1994, the General Partners shall establish an Operating Board of the Partnership which, prior to the date which is four (4) months after the earlier of January 1, 1998, or the first Restructuring, shall consist of twelve (12) members as follows: (i) the Chief Executive Officer from time to time of PIMCO, who shall serve as the Chairperson of the Operating Board, (ii) six (6) managing directors of PIMCO designated by PIMCO from time to time, (iii) three (3) managing directors of CCI designated by CCI from time to time, (iv) one (1) managing director of any Investment Management Company other than PIMCO or CCI designated by a majority in Total Contributed Income of all such Investment Management Companies, and (v) the Chief Executive Officer from time to time of the Partnership. Members of the Operating Board designated by the Investment Management Companies are referred to as "Designated Members." Notwithstanding the provisions of Article XIV, this subsection (a) may not be amended prior to the date which is four (4) months after the earlier of January 1, 1998 or the first Restructuring.

          (b) This Section 10.8 and the defined terms referred to only in this Section 10.8 shall be deleted in their entirety on the date which is four
(4) months after the earlier of January 1, 1998, or the first Restructuring, and this Agreement shall be restated to reflect such deletion.


                                  ARTICLE XI
                        Concerning the Limited Partners

     Section 11.1 Participation in Control of Partnership Business.

          A Limited Partner shall not participate in the control of the business of the Partnership within the meaning of the Delaware Act.

     Section 11.2 Reports.

          (a) Not later than 90 days after the close of each fiscal year, the Partnership shall mail to each Partner an annual report containing financial statements of the Partnership for the fiscal year, including a balance sheet and statements of operations, partners' equity and changes in financial position, prepared in accordance with generally accepted accounting principles and accompanied by the opinion of the Partnership Accountants, and such other information as the General Partners may deem appropriate.

          (b) Not later than 45 days after the close of each fiscal quarter, except the last fiscal quarter of each fiscal year, the Partnership shall mail to each Partner a quarterly report for the fiscal quarter containing financial statements of the Partnership for the fiscal quarter prepared in accordance with generally accepted accounting principles, and such other information as the General Partners may deem appropriate.

          (c) The Partnership may, in lieu of delivering an annual or quarterly report, deliver to each Limited Partner a copy of the Form 10-K or 10-Q, as the case may be, filed by the Partnership pursuant to the Exchange Act.

     Section 11.3 Access and Confidentiality.

          (a) Each Partner has the right, subject to such reasonable standards, including standards governing what information and documents are to be furnished, at what time and location and at whose expense, as may be established by the Partnership, to obtain from the Partnership from time to time upon reasonable demand for any purpose reasonably related to the Partner's interest as a Partner:

                  (i) True and full information regarding the status of the business and financial condition of the Partnership;

                  (ii) Promptly after becoming available, a copy of the Partnership's federal, state and local income tax returns for each year;

                  (iii) A current list of the name and last known business, residence or mailing address of each Partner;

                  (iv) A copy of this Agreement, the Certificate of Limited Partnership and all amendments thereto, together with executed copies of any written powers of attorney pursuant to which this Agreement, any Certificate of Limited Partnership and all amendments thereto have been executed;

                  (v) True and full information regarding the amount of cash and a description and statement of the Net Value of any Contribution made by each Partner and which each Partner has agreed to make in the future, and the date on which each Partner became a Partner; and

                  (vi) Other information regarding the affairs of the Partnership as is just and reasonable.

          (b) The General Partners shall have the right to keep confidential from the Limited Partners for such period of time as the General Partners deem reasonable, any information which the General Partners reasonably believe to be in the nature of trade secrets or other information the disclosure of which the General Partners determine in good faith is not in the best interest of the Partnership or could damage the Partnership or its business or which the Partnership is required by law or by agreement with a third party to keep confidential.

          (c) Any demand under this Section 11.3 shall be in writing and shall state the purpose of such demand.

     Section 11.4 Authority of General Partners to Effect Exchanges and Redemptions.

          (a) If at any time the General Partners determine that as a result of the cumulative effect of admissions of additional Limited Partners or Transfers of Units or for any other reason, there is a substantial risk of an Adverse Partnership Event, the General Partners may, without the approval of any Limited Partner, (i) automatically effect an exchange (each, an "Exchange") of some or all outstanding LP Units for Equity Securities of one or more Public General Partners, or (ii) effect the redemption by the Partnership (each, a "Redemption") of some or all outstanding LP Units for an amount in cash per redeemed LP Unit equal to the Unit Price as of the close of business on the Business Day next preceding the date of redemption.

          (b) If a Limited Partner who was an Eligible Person as of December 31, 1997 or the date on which it was admitted as a Limited Partner, whichever is later, ceases for any reason to be an Eligible Person, the General Partners may effect an Exchange or Redemption of the LP Units held by such Limited Partner.

          (c)     Any Exchange or Redemption shall comply with the provisions of
Article VI.

          (d) The power and authority of the General Partners to effect (or not to effect) Exchanges and Redemptions includes the power and authority to effect one or more Exchanges or Redemptions that result in benefits to one or more Partners or their Affiliates (including without limitation the General Partners or their Affiliates) that are not enjoyed by all Partners, and that may result in disadvantageous consequences to one or more Partners that are not suffered by all Partners or their Affiliates (including without limitation the General Partners or their Affiliates). No Limited Partner shall have any cause of action against, or right to receive any compensation from, the Partnership, the General Partners or their Affiliates or any other Limited Partner or its Affiliates, as a result of or in respect of (i) any Exchange or Redemption or the disparate effects thereof on any one or more Partners, (ii) the failure of the General Partners to effect any one or more Exchanges or Redemptions, or
(iii) the General Partners' determination to effect an Exchange or Redemption of LP Units held by one or more particular Unitholders instead of any other Unitholders, unless it is proved by clear and convincing evidence that the action or failure to act of the General Partners involved an act or omission undertaken with deliberate intent to cause injury to the Partnership or was undertaken with reckless disregard for the best interests of the Partnership.


                                  ARTICLE XII
                             Admission of Partners

     Section 12.1 Admission of General Partners.

          (a) If a General Partner proposes to Transfer any or all of its GP Units to an Affiliate of such General Partner pursuant to Section 6.2, such Affiliate shall be admitted as a General Partner without the approval of any other Partner.

          (b) Except as provided in Sections 12.1(a), 13.1(b), 13.1(c), 17.1 or 17.2, a Person shall be admitted as a General Partner only if such admission is proposed by the General Partners and Approved by the Unitholders.

          (c) A Person shall not be admitted as a General Partner unless the Partnership receives (i) a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such admission, (ii) a copy of this Agreement amended to reflect the admission of such Person as a General Partner, (iii) the written agreement of such Person to carry on the business of the Partnership, and (iv) such other documents or instruments as may be required under this Agreement and applicable law in order to effect the admission of such Person as a General Partner.

     Section 12.2 Admission of Limited Partners.

          (a) A Person which is not a Partner and which proposes to make a Contribution to the Partnership and receive LP Units in exchange for such Contribution shall apply to be admitted as a Limited Partner by executing and delivering an Admission Application to the Partnership prior to such Contribution.

          (b) A Person which is not a Partner and which proposes to acquire one or more LP Units by Transfer from a Unitholder shall apply to be admitted as a Limited Partner by executing and delivering an Admission Application to the Partnership prior to such Transfer.

          (c) A Person shall be admitted as a Limited Partner only if (i) it is an Eligible Person, (ii) it delivers a properly completed and executed Admission Application to the Partnership, and (iii) its admission would not (A) violate then applicable federal and state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authorities with jurisdiction over such Transfer, (B) result in an Assignment Event or an Adverse Partnership Event or (C) affect the Partnership's existence or qualification as a limited partnership under the Delaware Act.

          (d) A Person which qualifies for admission as a Limited Partner pursuant to Section 12.2(c) shall be admitted as a Limited Partner and shall become bound by this Agreement as a Limited Partner at the close of business on the Business Day on which Certificates evidencing the LP Units issued to such Person in exchange for its Contribution or Transferred to such Person are issued to such Person and registered in its name on the books and records of the Transfer Agent.


                                 ARTICLE XIII
                       Withdrawal or Removal of Partners

     Section 13.1 Withdrawal or Removal of General Partners.

          (a) A General Partner may withdraw from the Partnership as a General Partner without the approval of any other Partner if it Transfers all of its GP Units to an Affiliate of such General Partner as provided in Section 6.2, and such Affiliate is admitted as a General Partner as provided in Section 12.1.

          (b) Except as provided in Section 13.1(a), a General Partner shall not voluntarily withdraw from the Partnership as a General Partner unless (i) such General Partner gives notice to the Partnership of its intent to withdraw as a General Partner, (ii) the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such withdrawal, and
(iii) such withdrawal is approved by Unitholders holding a majority of the outstanding Units, other than the Units held by such General Partner and its Affiliates, voting as a single class. The General Partners shall call and hold a meeting of the Unitholders to consider the withdrawal of the General Partner no sooner than 60 days after the date of such notice, or if there is only one General Partner, no sooner than 180 days after the date of such notice. If there is only one General Partner, any Unitholder may, by notice to the Partnership at least 120 days prior to the date of the meeting, propose a successor General Partner. Any proposed successor General Partner shall be a candidate for successor General Partner at such meeting only if it is qualified to be a General Partner and has agreed in writing to carry on the business of the Partnership. If there is only one General Partner and its withdrawal is approved, but no successor General Partner is Approved by the Unitholders on the first ballot of such meeting, a second ballot shall be held as soon as practicable thereafter in order to consider the approval of the candidate that received the most votes in the first ballot, and if such candidate is not Approved by the Unitholders on the second ballot, the General Partner shall be entitled to withdraw, and upon such withdrawal the Partnership shall be dissolved and liquidated pursuant to Article XVII. If a candidate is Approved by the Unitholders as successor General Partner, it shall be admitted to the Partnership as the General Partner as provided in Section 12.1 immediately prior to the withdrawal of the Departing General Partner.

          (c) A General Partner may be removed as a General Partner by vote of Unitholders holding 80% or more of the outstanding Units, voting as a single class. A General Partner may not be removed unless (i) the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such removal, and (ii) if such General Partner is the sole General Partner, a Person qualified to be General Partner, which has agreed in writing to carry on the business of the Partnership, is Approved by the Unitholders as successor General Partner. Such Person shall be admitted to the Partnership as a General Partner as provided in Section 12.1 immediately prior to the removal of the Departing General Partner.

     Section 13.2 Interest of Departing General Partner.

          (a) A Departing General Partner shall become a Limited Partner, and its GP Units, if any, shall be converted into LP Units pursuant to Section 4.1(b). At the time of such conversion, the Departing General Partner shall pay to the Partnership an amount equal to any negative balance in its Capital Account.

          (b) If the Partnership is indebted to the Departing General Partner at the effective date of its withdrawal or removal for funds advanced, properties sold or services rendered to the Partnership by the Departing General Partner, the Partnership shall, within 60 days after such date, pay to the Departing General Partner the full amount of such indebtedness;

provided, however, that if the Departing General Partner has withdrawn as a General Partner in violation of this Agreement, the Partnership may offset against the amount of such indebtedness any damages resulting from such breach.

          (c) If the Departing General Partner has withdrawn or been removed as a General Partner in accordance with Section 13.1 without dissolution of the Partnership, the successor to the Departing General Partner, or if there is no successor, the remaining General Partners, shall (i) assume all outstanding obligations incurred by the Departing General Partner as a General Partner of the Partnership, and (ii) take all such action as shall be necessary to terminate any guarantees of the Departing General Partner and any of its Affiliates of any obligations of the Partnership. If for whatever reason the creditors of the Partnership will not consent to such termination of guarantees, the successor to the Departing General Partner, or if there is no successor, the remaining General Partners, shall indemnify the Departing General Partner for any costs and expenses incurred by the Departing General Partner on account of such guarantees pursuant to an agreement reasonably satisfactory in form and substance to the Departing General Partner.

     Section 13.3 Business May Be Carried On After Event of Withdrawal.

          Upon the occurrence of an Event of Withdrawal, the business of the Partnership may be carried on by any remaining or newly-admitted General Partners.

     Section 13.4 No Withdrawal of Limited Partners.

          A Limited Partner may not withdraw from the Partnership as a Limited Partner; provided, however, that upon a Transfer of Units by a Limited Partner in accordance with Section 6.3 and the admission of the Transferee as a Limited Partner, the Transferor Limited Partner shall cease to be a Limited Partner with respect to the Units so Transferred.


                                  ARTICLE XIV
                       Partnership Meetings; Amendments

     Section 14.1 Partnership Meetings.

          Meetings of Unitholders may be called by the General Partners or the Liquidator or by Unitholders holding at least 10% of the outstanding Units. Any Unitholder calling a meeting shall specify the number of Units as to which the Unitholder is exercising the right to call a meeting, and only those Units shall be counted for the purpose of determining whether the 10% standard of the preceding sentence has been met. Unitholders shall call a meeting by delivering a notice to the Partnership stating that the signing Unitholders wish to call a meeting and indicating the specific purposes for which the meeting is to be called. Action at the meeting shall be limited to those matters specified in such notice, and no Unitholder may propose, at such meeting, any other matter to be considered by the Unitholders. Within 60 days after receipt of such a notice from Unitholders or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the Partnership shall send a notice of the meeting to the Unitholders, stating the specific purposes for which the meeting is called. A meeting shall be held at a reasonable time and convenient place determined by the General Partners or the Liquidator, as the case may be, on a date not more than 60 days after the mailing of notice of the meeting. No action shall be taken at a meeting which is opposed by the General Partners or the Liquidator unless the Partnership has received a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such action.

     Section 14.2 Record Date.

          The General Partners or the Liquidator, if any, shall set a Record Date for the determination of the Unitholders entitled to notice of and to vote at a meeting or adjourned meeting of Unitholders, which shall not be less than 10 days nor more than 60 days before the date of the meeting (unless such requirement conflicts with any law, rule, regulation, guideline or requirement, in which case such law, rule, regulation, guideline or requirement shall govern).

     Section 14.3 Notice of Meeting.

          Notice of a meeting called pursuant to Section 14.1 shall be given in writing either personally or by mail or other means of written communication addressed to each Unitholder of record as of the close of business on the Record Date for the meeting at the address of such Unitholder appearing on the books of the Transfer Agent. An affidavit or certificate of mailing of any notice in accordance with the provisions of this Section 14.3 executed by an officer of the Partnership, the Transfer Agent or a mailing organization shall be prima facie evidence of the giving of notice. If any notice addressed to a Unitholder at its address is returned to the Partnership by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice and any subsequent notices shall be deemed to have been duly given without further mailing if they are available for the Unitholder at the principal executive office of the Partnership for a period of one year from the date of the giving of the notice to all other Unitholders.

     Section 14.4 Adjournment.

          When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 60 days. At the adjourned meeting, the Partnership may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 60 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with Section 14.3.

     Section 14.5 Waiver of Notice; Consent to Meeting; Approval of Minutes.

          The transactions of any meeting of Unitholders, however called and noticed, and wherever held, are as valid as though effected at a meeting duly held after regular call and notice if a quorum is present either in person or by proxy and if, either before or after the meeting, each of the Unitholders entitled to vote who is not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Unitholder at a meeting shall constitute a waiver of notice of the meeting, except when the Unitholder objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; provided, that attendance at a meeting shall not be deemed to constitute a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting, but not so included, if the objection is expressly made at the meeting.

     Section 14.6 Quorum and Required Vote.

          (a) The presence in person or by proxy of a majority of the Units entitled to vote shall constitute a quorum at a meeting of Unitholders; provided, that if a separate vote by certain Unitholders or by a class or series of Units is required by this Agreement, the presence in person or by proxy of a majority of Units held by such Unitholders or a majority of the outstanding Units of such class or series, present in person or by proxy and entitled to vote, shall constitute a quorum with respect to that vote.

          (b) At any meeting of the Unitholders duly called and held in accordance with this Agreement at which a quorum is present, the affirmative vote of the majority of Units present in person or by proxy and entitled to vote, or such different or higher percentage as may be required by this Agreement, shall be the act of the Unitholders; provided, that if a separate vote of certain Unitholders or by a class or series of Units is required by this Agreement, the affirmative vote of the majority of Units held by such Unitholders or a majority of the outstanding Units or such class or series, present in person or by proxy and entitled to vote, or such different or higher percentage as may be required by this Agreement, shall be the act of such Unitholders or such class or series

          (c) The Unitholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Unitholders to leave less than a quorum, if any action taken (other than adjournment) is approved by Unitholders holding the requisite percentage of Units specified in this Agreement. In the absence of a quorum, any meeting of Unitholders may be adjourned from time to time by the General Partners or upon the affirmative vote of Unitholders holding a majority of the Units represented either in person or by proxy and entitled to vote, but no other business may be transacted.

     Section 14.7 Conduct of Meeting.

          The General Partners or the Liquidator, if any, shall have the exclusive right and full power and authority to conduct any meeting of Unitholders, and shall determine the Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of this Article XIV, the conduct of voting, the validity and effect of any proxies, and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partners or the Liquidator, as the case may be, shall designate a person to serve as chairman of the meeting, and shall further designate a person to serve as secretary and to take the minutes of the meeting, in either case including, without limitation, a Partner, an employee or agent of a General Partner, or an officer of the Partnership. All minutes shall be kept with the records of the Partnership maintained by the General Partners. The General Partners or the Liquidator, as the case may be, may make such other regulations consistent with applicable law and this Agreement as they may deem advisable concerning the conduct of any meeting of the Unitholders, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of election, and the submission and examination of proxies and other evidence of the right to vote.

     Section 14.8 Action Without a Meeting.

          (a) Any action that may be taken at a meeting of the Unitholders may be taken without a meeting if written approvals setting forth the action so taken are given by Unitholders holding not less than the minimum number of Units that would be necessary to take such action at a meeting at which all the Unitholders were present and voted. Prompt notice of the taking of an action without a meeting shall be given to the Unitholders who have not approved such action.

          (b) If the General Partners or the Liquidator, if any, submit an action or actions to the Partners for written approval, the General Partners or the Liquidator, as the case may be, shall set a Record Date for the determination of the Unitholders entitled to give or withhold written approval of such action or actions, which shall not precede the date on which the Record Date is determined and shall not be more than ten days after such date (unless such requirement conflicts with any law, rule, regulation, guideline or requirement, in which case such law, rule, regulation, guideline or requirement shall govern).

          (c) If any Person other than the General Partners or the Liquidator, if any, submits an action or actions to the Partners for written approval, the Record Date for the determination of the Unitholders entitled to give or withhold written approval of such action or actions shall be the date on which the first duly executed written approval setting forth the action or actions taken or proposed to be taken is delivered to the Partnership at its principal office by hand or by registered or certified mail, return receipt requested (unless such requirement conflicts with any law, rule, regulation, guideline or requirement, in which case such law, rule, regulation, guideline or requirement shall govern).

          (d) No written approval shall be effective unless (i) such written approval sets forth the action or actions taken or proposed to be taken, and is delivered to the Partnership within 90 days after the Record Date for the determination of the Unitholders entitled to give or withhold written approval of such action or actions and (ii) if such action or actions were not submitted to the Partners for written approval by the General Partners or the Liquidator, the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such action or actions.

     Section 14.9  Voting and Approval Rights.

          (a) Unless otherwise specified in this Agreement, Unitholders shall have one vote for each Unit held by them.

          (b) Only Unitholders who are Unitholders on the Record Date determined pursuant to Section 14.2 shall be entitled to notice of, or to vote at, a meeting of Unitholders. Only Unitholders who are Unitholders on the Record Date determined pursuant to Section 14.8 shall be entitled to notice of, or to give or withhold written approval of, any action for which written approvals are solicited.

          (c) With respect to Units that are held by a Nominee, such Nominee shall, in exercising any voting or approval rights in respect of such Units on any matter, vote such Units or give or withhold written approval with respect to such Units at the direction of the Person which beneficially owns such Units, and the Partnership shall be entitled to assume such Nominee is so acting without further inquiry.

          (d) Each Unitholder entitled to vote at a meeting of Unitholders or to give or withhold written approval of any action may authorize another Person to act for such Unitholder by proxy. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the Unit itself or an interest in the Partnership generally.

     Section 14.10 Amendments to Be Adopted Solely by the General Partners.

          The General Partners, without the approval of any Limited Partner, may amend any provision of this Agreement to reflect:

                   (i) a change in the name of the Partnership or the location of the principal place of business of the Partnership;

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

          (ii) the admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

          (iii) a change that the General Partners determine is appropriate in order to qualify the Partnership as a limited partnership or a partnership in which the Limited Partners have limited liability under the laws of any state or to ensure that the Partnership will not be treated as a corporation or as an association taxable as a corporation for federal income tax purposes;

          (iv) a change that the General Partners determine: (A) does not adversely affect the holders of any class or series of Units in any material respect, (B) is appropriate in order to satisfy any requirement, condition or guideline contained in any federal or state statute or any rule, regulation, requirement, condition or guideline of any federal or state agency, (C) is appropriate in order to facilitate the listing or trading of the Units on or otherwise to comply with any rule, regulation, requirement, condition or guideline of any National Securities Exchange, or (D) is necessary in order to effect the purposes of this Agreement, or to cure or otherwise correct any ambiguity, error or omission in any provision of this Agreement;

          (v) the designations, preferences and relative participating, optional or other special rights, powers and duties of any newly created class or series of Units;

          (vi) a change that the General Partners determine is appropriate in connection with the creation or issuance of any class or series of Units, other Equity Securities, or other Partnership securities; or

          (vii) a change that the General Partners determine is appropriate in connection with any action taken pursuant to Article XVI.

     Section 14.11 Amendment Procedures.

      (a) All amendments to this Agreement, except those described in
Section 14.10, shall be adopted as follows:

          (i)   Any such amendment shall be proposed by the General Partners.

          (ii) Any such amendment proposed by the General Partners shall be effective upon its approval by Unitholders holding a majority of the outstanding Units, voting as a single class; provided, however, that if (A) the proposed amendment would materially and adversely affect the rights or preferences of holders of any class or series of Units or other Partnership Interests, it must also be approved by Partners holding a majority of the outstanding Units of such class or series, or a majority in interest of such Partnership Interests, as the case may be; or (B) the proposed amendment would change the percentage of Units or other Partnership Interests required to take any action, it must also be approved by Partners holding at least the percentage of Units or other Partnership Interests which would be changed by the proposed amendment.

      (b) The General Partners shall notify all Unitholders upon final approval or disapproval of any amendment proposed by the General Partners.


                                  ARTICLE XV
                      Indemnification and Related Matters

     Section 15.1 Indemnification.

      (a) The Partnership shall indemnify each Indemnitee and hold it harmless from and against any and all losses, claims, damages, liabilities, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts, whether joint or several (collectively "Expenses"), arising from, based upon or incurred in connection with any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Indemnitee may be involved, or threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee (collectively "Proceedings"), if the Indemnitee acted or failed to act in good faith and in a manner it reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee acted in a manner contrary to that specified in the preceding sentence; provided, however, that neither Thomson nor any of its Affiliates shall be entitled to indemnification hereunder to the extent that such Person shall be entitled to indemnity under Section 11.2(a) of the Purchase and Option Agreement dated as of July 24, 1990 by and among Thomson, Thomson McKinnon Inc., a Delaware corporation, Thomson McKinnon Holdings Inc., a Delaware corporation, Thomson McKinnon Securities Inc., a Delaware corporation, Thomson McKinnon Asset Management Inc., a Delaware corporation, Thomson McKinnon Fund Distributors Inc., a Delaware corporation, and the Partnership.

      (b) Excise taxes assessed on an Indemnitee with respect to an employee benefit plan are Expenses, and any action or failure to act by such Indemnitee in a manner it reasonably believed to be in, or not opposed to, the best interests of such plan shall be conclusively deemed to be in, or not opposed to, the best interests of the Partnership.

     Section 15.2 Indemnification Agreements.

          The Partnership may enter into an indemnification agreement with any Indemnitee, which agreement may include, without limitation, some or all of the following provisions:

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

          (i)   that such Indemnitee shall be indemnified as provided in
Section 15.1;

          (ii) that if such Person is successful, on the merits or otherwise, in any Proceeding, it shall be indemnified against all Expenses actually and reasonably incurred by it or on its behalf in connection with any Proceeding; that if such Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Partnership shall indemnify such Person against all Expenses actually and reasonably incurred by it or on its behalf in connection with each successfully resolved claim, issue or matter; and that, for these purposes, and without limitation, the termination of any claim, issue or matter in such Proceeding by dismissal with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter;

          (iii) that the Partnership shall from time to time advance all Expenses actually and reasonably incurred by or on behalf of such Indemnitee in connection with any Proceeding, and that each such advance shall be made within 20 days after the receipt by the Partnership of a statement listing Expenses incurred by such Person since the date of the last statement;

          (iv) that such Indemnitee shall be presumed to be entitled to indemnification under such agreement if such Person has properly submitted a request for indemnification and that the Partnership shall have the burden of proof to overcome that presumption; and

          (v) that if the Person empowered or selected to determine whether such Indemnitee is entitled to indemnification shall not have made such determination within a stated period, such Indemnitee shall be entitled to such indemnification, with such exceptions as may be provided in such agreement.

     Section 15.3 Indemnification Procedures.

       Except as otherwise provided in any agreement for indemnification entered into pursuant to Section 15.2:

          (i) If an Indemnitee receives notice of any Proceeding with respect to which the Indemnitee may be entitled to indemnification under Section 15.1 or such agreement, the Indemnitee shall promptly give notice to the Partnership of such Proceeding. To the extent that delay in giving such notice, or failure to give such notice, materially prejudices the Partnership, the Indemnitee shall not be entitled to indemnification.

          (ii) The Partnership shall from time to time advance all Expenses actually and reasonably incurred by or on behalf of an Indemnitee in connection with any Proceeding, upon receipt by the Partnership of an undertaking by or on behalf of the Indemnitee to repay such advances if it shall be determined that the Indemnitee is not entitled to be indemnified under Section 15.1 or such agreement.

          (iii) The Partnership may assume the defense of any Proceeding, with counsel reasonably acceptable to the Indemnitee, by giving notice to the Indemnitee (a "Defense Notice") of the Partnership's election to do so. In the event that the Partnership so elects to assume the defense of a Proceeding, the Partnership will not be liable to the Indemnitee for any attorney's fees or expenses incurred by the Indemnitee with respect to the defense of such Proceeding after the date of the Indemnitee's receipt of the Defense Notice, provided that:

                (A) The Indemnitee shall continue to have the right to employ counsel in any such Proceeding at the Indemnitee's own expense; and

                (B) If (1) the employment of counsel by the Indemnitee has previously been authorized in writing by the Partnership, or (2) the Partnership shall have reasonably concluded, and shall have given notice to the Indemnitee, that there may be a conflict of interest between the Partnership and the Indemnitee in the conduct of such defense, or (3) the Partnership shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of the Indemnitee's counsel shall be paid by the Partnership in accordance with Section 15.1 or such agreement.

          (iv) The Partnership may, without the consent of the Indemnitee, settle any claim in any Proceeding for which it is obligated to provide indemnification under Section 15.1 or such agreement, and, as a condition to the Indemnitee's receipt of such indemnification, the Indemnitee shall take all such actions required to cooperate in effecting such settlement; provided, however, that the Partnership shall not settle any claim in any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent (which may not be unreasonably withheld or delayed).

     Section 15.4 Insurance.

          The Partnership may purchase and maintain insurance for the benefit of one or more Indemnitees against any Expenses incurred by them, regardless of whether the Partnership would have the power to indemnify such Indemnitees against such Expenses under this Agreement.

     Section 15.5 Source of Payment.

          Any indemnification under this Article XV shall be paid solely out of any insurance purchased pursuant to Section 15.4, or Partnership Assets, and the General Partners, Limited Partners and their Affiliates, shall have no liability for any such indemnification.

     Section 15.6 Scope of Indemnification.

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

          The indemnification provided by Section 15.1 (i) shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the Unitholders, as a matter of law or otherwise, (ii) shall continue as to an Indemnitee which has ceased to serve in a capacity for which the Indemnitee is entitled to indemnification, (iii) shall inure to the benefit of the heirs, successors, assigns, administrators and personal representatives of the Indemnitee, and (iv) shall not be deemed to create any right to indemnification for the benefit of any other Persons.

     Section 15.7 Effect of Amendments.

          No amendment of this Agreement shall limit or otherwise adversely affect the right of any Indemnitee to indemnification for any act, or failure to act, which occurred prior to the adoption and effectiveness of the amendment

     Section 15.8 Limitations on Liability of Indemnitees.

          (a) The General Partners shall not be liable to the Partnership or any Partner for any action or failure to act on the part of any Delegate or any committee, subcommittee or officer appointed by such Delegate, so long as the General Partners appointed such Delegate in good faith and with reasonable care. Neither a Delegate nor its members, if any, shall be liable to the Partnership or any Partner for any action or failure to act on the part of any committee, subcommittee or officer appointed by such Delegate in good faith and with reasonable care.

          (b) An Indemnitee shall not be liable to the Partnership or any Partner for breach of fiduciary duty (including breach of any duty of care or any duty of loyalty) to the Partnership or any Partner unless it is proved by clear and convincing evidence that the Indemnitee's action or failure to act was undertaken with deliberate intent to cause injury to the Partnership or was undertaken with reckless disregard for the best interests of the Partnership.

          (c) An Indemnitee may rely upon and shall be protected and shall incur no liability in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. An Indemnitee shall not be liable to the Partnership, any Partner or any other Indemnitee for, and shall be protected in, acting or refraining from acting, in reliance in good faith on the provisions of this Agreement, and the exercise in good faith of any of the powers or rights granted to an Indemnitee by this Agreement or pursuant to the delegation of power and authority permitted by this Agreement, shall not constitute a breach of fiduciary duty to the Partnership, any Partner or any other Indemnitee.

          (d) An Indemnitee may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any opinion of any such Person as to matters that such Indemnitee reasonably believes to be within such Person's professional or expert competence shall be full and complete authorization and protection in respect to any action taken or suffered or omitted in good faith and in accordance with such opinion.

          (e) In taking an action or making a determination pursuant to this Agreement, the General Partners or their Delegates shall take into account such factors as they consider to be appropriate in the circumstances and shall have no duty or obligation to take any other factors into account. If any such action or determination is required to be taken or made in "good faith," or under another express standard, the General Partners or their Delegates shall take such action or make such determination under such express standard and shall not be subject to any other or different standards. Any action or determination required to be taken or made by the General Partners or their Delegates in "good faith" shall be presumed to meet that standard unless it is proved by clear and convincing evidence that such action or determination was taken or made in bad faith.

          (f) If any transaction contemplated by this Agreement is required to be "fair" to the Partnership, the fairness of such transaction shall be determined in context with all similar or related transactions and with all other transactions and relationships among the Persons involved and their respective Affiliates.


                                  ARTICLE XVI
                                 Restructuring

     Section 16.1 Power of General Partners to Effect a Restructuring.

          (a) If at any time the General Partners determine that as a result of (i) the enactment (or imminent enactment) of any legislation, (ii) the publication of any temporary or final regulation by the United States Department of the Treasury or any ruling by the Internal Revenue Service, (iii) a judicial decision, or (iv) otherwise (including the cumulative effect of Transfers of Units or admissions of additional Limited Partners), there is a substantial risk of an Adverse Partnership Tax Event or a Tax Realization Event, then the General Partners may take any and all actions that the General Partners deem appropriate to accomplish one or more Restructurings. Such actions authorized pursuant to this Section 16.1(a) include, but are not limited to:

              (i) The creation of one or more Business Entities controlled by the General Partners, Affiliates of the General Partners or Affiliates of the Partnership.

              (ii) The transfer of all or any part of the business of the Partnership or the Partnership Assets to one or more existing or newly-created Business Entities in exchange for interests in such Business Entities, which interests may be subject to substantial restrictions on transfer.

              (iii) The initiation of exchange or redemption transactions which will permit and may automatically effect, without the consent of any Limited Partner, the exchange of some or all outstanding LP Units for interests in one or more existing or newly-created Business Entities which hold, directly or indirectly, Partnership Interests or interests in all or any part of the business of the Partnership or the Partnership Assets, including without limitation one or more Public General Partners.

              (iv) The imposition of substantial restrictions on the transferability of some or all of the LP Units (or interests in one or more Successor Entities) for both limited and extended periods of time, which restrictions may provide for penalties (including forfeiture of Units) for attempted or purported Transfers in violation of such restrictions.

              (v) Causing the Partnership and any one or more Successor Entities to enter into agreements governing their relationships following the Restructuring, on terms and conditions determined by the General Partners, including without limitation agreements providing for (A) the issuance and sale by a Successor Entity of its securities and the contribution of the proceeds of such issuance and sale to the Partnership, in exchange for Units or other Partnership securities; (B) the acquisition by a Successor Entity of businesses or assets and the contribution of such businesses or assets to the Partnership in exchange for Units; (C) the adoption by a Successor Entity of one or more employee benefit plans involving the issuance of its securities, the assumption by such Successor Entity of the outstanding employee benefit plans of the Partnership, and contribution of the proceeds of issuance and sale of securities under any employee benefit plans of such Successor Entity to the Partnership, in exchange for Units; and (D) the exchange of outstanding Units for securities of a Successor Entity upon request by the holders of such Units, the registration of such securities under federal and state securities laws in connection with a public offering, and the concomitant listing of such securities on a National Securities Exchange.

          (b) The power and authority of the General Partners to effect (or not to effect) one or more Restructurings was a bargained-for and material condition of the willingness of the General Partners and their Affiliates to enter into the Partnership Agreement. The power and authority of the General Partners to effect (or not to effect) one or more Restructurings includes the power and authority to effect one or more Restructurings that result in benefits to one or more Partners or their Affiliates (including without limitation the General Partners or their Affiliates) that are not enjoyed by all Partners, and that may result in disadvantageous consequences to one or more Partners that are not suffered by all Partners or their Affiliates (including without limitation the General Partners or their Affiliates). No Limited Partner shall have any cause of action against, or right to receive any compensation from, the Partnership, the General Partners or their Affiliates or any other Limited Partner or its Affiliates, as a result of or in respect of (i) any Restructuring or the disparate effects thereof on any one or more Partners, (ii) the failure of the General Partners to effect any one or more Restructurings, or (iii) the General Partners' determination to effect a particular Restructuring or Restructurings instead of any other Restructuring or Restructurings, unless it is proved by clear and convincing evidence that the action or failure to act of the General Partners involved an act or omission undertaken with deliberate intent to cause injury to the Partnership or was undertaken with reckless disregard for the best interests of the Partnership.

     Section 16.2 Consent to Actions Taken in Connection with Restructuring.

          Each of the Limited Partners approves, ratifies and confirms the execution, delivery and performance by the General Partners of all documents and instruments, and the taking of all actions and the doing of all things, deemed appropriate or necessary by the General Partners in connection with any Restructuring pursuant to this Article XVI, and agrees that the General Partners are authorized to execute, deliver and perform such documents and instruments, and to take such actions and do such things, without the approval of the Limited Partners.


                                 ARTICLE XVII
                          Dissolution and Liquidation

     Section 17.1 Dissolution.

          The Partnership shall be dissolved and its affairs shall be wound up upon:

               (i)    the expiration of its term as provided in Section 2.5;

               (ii) the written determination by the General Partners that projected future revenues of the Partnership will be insufficient to enable payment of projected Partnership costs and expenses or, if sufficient, will be such that continued operation of the Partnership is not in the best interests of the Partners;

               (iii) the written election of the General Partners to dissolve the Partnership following the occurrence of an Adverse Partnership Tax Event;

               (iv) the written election of the General Partners to dissolve the Partnership, which is approved by Unitholders holding a majority of the outstanding Units held by Persons other than the General Partners and their Affiliates, voting as a single class;

               (v) the sale of all or substantially all of the Partnership Assets, other than in connection with a Restructuring;

               (vi)   the written consent of all of the Partners;

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

               (vii) the occurrence of an Event of Withdrawal, unless (A) the remaining General Partners carry on the business of the Partnership, or (B) within 90 days after such Event of Withdrawal, not less than a majority in interest of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of such Event of Withdrawal, of one or more additional General Partners if necessary or desired, and the Partnership receives a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such continuation: or

               (viii) entry of a decree of dissolution under the Delaware Act.

     Section 17.2 Reconstitution.

          Within 180 days following an Event of Withdrawal that results in the dissolution of the Partnership, a majority in interest of the remaining Partners may agree in writing to reconstitute and continue the business of the Partnership by forming a Reconstituted Partnership on the same terms as are set forth in this Agreement and to appoint one or more general partners of the Reconstituted Partnership; provided, however, that no such agreement shall be effective unless the Partnership has received a Limited Liability Opinion, a Tax Opinion and an Assignment Opinion with respect to such reconstitution and continuance. If such an agreement is duly and timely made, all of the Limited Partners of the Partnership shall continue as limited partners of the Reconstituted Partnership.

     Section 17.3 Liquidator; Liquidation and Distribution.

          (a) Upon dissolution of the Partnership, unless the Partnership is reconstituted pursuant to Section 17.2, the remaining General Partners, if any, or if there is no remaining General Partner, the Former General Partner, if any, whose withdrawal as a General Partner pursuant to Section 13.1(b) resulted in the dissolution, or if there is no such Former General Partner, a liquidator or liquidating committee Approved by the Unitholders, shall be the Liquidator. The Liquidator (if not a General Partner) shall be entitled to receive such compensation for its services as may be Approved by the Unitholders. The Liquidator shall agree not to resign at any time without 15 days' prior written notice and (if not a General Partner or Former General Partner) may be removed at any time, with or without cause, by notice of removal Approved by the Unitholders. Upon resignation or removal of the Liquidator, a successor Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be Approved by the Unitholders.

          (b) Upon dissolution of the Partnership and until the filing of a Certificate of Cancellation, the Liquidator may, in the name of and for and on behalf of the Partnership, prosecute and defend suits, whether civil, criminal or administrative, gradually settle and close the business of the Partnership, dispose of and convey the Partnership Assets, discharge or make reasonable provision for all Partnership liabilities, and distribute to the Partners any remaining Partnership Assets, all without affecting the liability of the Limited Partners and without imposing the liability of a general partner on the Liquidator (if not a General Partner). A reasonable time shall be allowed for the winding up of the Partnership so as to minimize any losses otherwise attendant upon such winding up.

          (c) Upon the winding up of the Partnership, the Partnership Assets shall be distributed in the following order of priority, unless otherwise provided by law:

              (i) to creditors of the Partnership, including Partners who are creditors, to the extent otherwise permitted by law, in satisfaction of Partnership liabilities (whether by payment or the making of reasonable provision for payment) other than liabilities for which reasonable provision for payment has been made and liabilities for distributions to Partners and former Partners pursuant to Section 8.1 or 8.3 with respect to fiscal quarters ending before the dissolution of the Partnership;

              (ii) to the creation of a reserve of cash or other Partnership Assets for contingent liabilities in an amount, if any, determined by the Liquidator;

              (iii) to Partners and former Partners in satisfaction of liabilities for distributions pursuant to Section 8.1 with respect to fiscal quarters ending before the dissolution of the Partnership; and

              (iv) to the Unitholders in accordance with their respective Capital Accounts.

          (d) If upon dissolution of the Partnership the Liquidator determines that immediate liquidation of any or all of the Partnership Assets would be impracticable or would cause undue loss to the Partners, the Liquidator may defer for a reasonable time the liquidation of any such Partnership Assets except those necessary to satisfy the liabilities of the Partnership to its creditors, and may distribute to the Unitholders, in lieu of cash, as tenants in common and in accordance with the provisions of Section 17.3(c), undivided interests in such Partnership Assets. Any such distribution in kind shall be subject to such conditions relating to the management and disposition of the Partnership Assets so distributed as may be determined by the Liquidator and to any agreements governing the operation of such Partnership Assets. The Liquidator shall determine the fair market value of any Partnership Assets distributed in kind.

     Section 17.4 Reports Following Termination.

          Within a reasonable time following the termination of the Partnership, the Liquidator shall deliver to each of the Partners financial statements setting forth the assets and liabilities of the Partnership as of the date of liquidation, the amount retained as reserves pursuant to Section 17.3(c), and each Partner's share of the distributions made pursuant to Section 17.3(c).

                                 ARTICLE XVIII
                               General Provisions

     Section 18.1 Addresses and Notices.

          The address of the Partnership for all purposes, until changed by notice to the Partners, is 800 Newport Center Drive, Newport Beach, CA 92660. The address of each Partner for all purposes shall be the address set forth on the books and records of the Partnership. Any notice, demand, request or report required or permitted to be given by or made to the Partnership or a Partner under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent to the Partnership or such Partner at such address by first class mail or by other means of written communication.

     Section 18.2 Titles and Captions.

          All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof.

     Section 18.3 Pronouns and Plurals.

          Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

     Section 18.4 Further Action.

          The parties shall execute and deliver all documents, provide all information and take or refrain from taking all actions as may be necessary or appropriate to achieve the purpose of this Agreement.

     Section 18.5 Binding Effect.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

     Section 18.6 Integration.

          This Agreement and the Exhibits hereto constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

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

     Section 18.7 Creditors.

          Except for the provisions of Section 8.4(e) and Section 17.3(c), none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

     Section 18.8 Waiver.

          No failure by any party hereto to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

     Section 18.9 Counterparts.

          This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or agreeing to become bound hereby, independently of the signature or agreement to be bound of any other party.

     Section 18.10 Applicable Law.

          The parties agree that all of the terms and provisions of this Agreement shall be construed under and governed by the substantive laws of the State of Delaware, without regard to the principles of conflict of laws.

     Section 18.11 Invalidity of Provisions.

          If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the remaining provisions of this Agreement shall be construed and enforced so as to carry out the purpose of this Agreement.

     Section 18.12 Merger.

          The Partnership may merge with, or consolidate into, one or more Delaware limited partnerships or other business entities (as defined in Section 17-211(a) of the Delaware Act), if such merger or consolidation is approved by the General Partners and Approved by the Unitholders. In accordance with Section 17-211 of the Delaware Act (including Section 17-211(g)), an agreement of merger or consolidation approved by the General Partners and Approved by the Unitholders, may (i) effect any amendment to this Agreement, or (ii) effect the adoption of a new partnership agreement for the Partnership if it is the surviving or resulting limited partnership of the merger or consolidation. Any amendment to this Agreement or adoption of a new partnership agreement made pursuant to the foregoing sentence shall be effective at the effective time or date of the merger or consolidation. The provisions of this Section 18.12 shall not be construed to limit the accomplishment of a merger or of any of the matters referred to herein by any other means otherwise permitted by law.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

     GENERAL PARTNERS

     PIMCO PARTNERS, G.P.

     By:  PIMCO PARTNERS LLC,
          a California limited liability company,
          General Partner

          By: /s/ WILLIAM S. THOMPSON
             ----------------------------------------
          Title: CEO
                -------------------------------------

     By:  PACIFIC HOLDING LLC,
          a Delaware limited liability company,
          General Partner

          By:  PACIFIC ASSET MANAGEMENT LLC,
               a Delaware limited liability company
               Member

               By:  PACIFIC LIFE INSURANCE COMPANY,
                    a California life insurance company
                    Member

                    By: /s/ KHAN T. TRAN
                       --------------------------------
                    Title: CFO
                          -----------------------------


                    By: /s/ AUDREY MILFS
                       --------------------------------
                    Title: Corporate Secretary
                          -----------------------------

PIMCO ADVISORS HOLDINGS L.P.

By:  PIMCO PARTNERS, G.P.,
     a California general partnership,
     General Partner

     By:  PIMCO PARTNERS LLC,
          a California limited liability company,
          General Partner

          By: /s/ WILLIAM S. THOMPSON
             ------------------------------------
          Title: CEO
                ---------------------------------

     By:  PACIFIC HOLDING LLC,
          a Delaware limited liability company,
          General Partner

          By:  PACIFIC ASSET MANAGEMENT LLC,
               a Delaware limited liability company
               Member

               By:  PACIFIC LIFE INSURANCE COMPANY,
                    a California life insurance company
                    Member

                    By: /s/ KHAN T. TRAN
                       --------------------------------
                    Title: CFO
                          -----------------------------


                    By: /s/ AUDREY MILFS
                       --------------------------------
                    Title: Corporate Secretary
                          -----------------------------

LIMITED PARTNERS

All Limited Partners that have been, or are hereafter, admitted as limited partners of the Partnership, pursuant to powers of attorney or other authorizations recited in favor of or granted to the General Partners

By:  PIMCO PARTNERS, G.P.,
     a California general partnership,
     General Partner

     By:  PIMCO PARTNERS LLC,
          a California limited liability company,
          General Partner

          By: /s/ WILLIAM S. THOMPSON
             ---------------------------------------
          Title: CEO
                ------------------------------------


     By:  PACIFIC HOLDING LLC,
          a Delaware limited liability company,
          General Partner

          By:  PACIFIC ASSET MANAGEMENT LLC,
               a Delaware limited liability company
               Member

               By:  PACIFIC LIFE INSURANCE COMPANY,
                    a California life insurance company
                    Member

                    By: /s/ KHAN T. TRAN
                       -----------------------------------------
                    Title: CFO
                          --------------------------------------


                    By: /s/ AUDREY MILFS
                       -----------------------------------------
                    Title: Corporate Secretary
                          --------------------------------------

By:  PIMCO ADVISORS HOLDINGS L.P.,
     a Delaware limited partnership,
     General Partner

     By:  PIMCO PARTNERS, G.P.,
          a California general partnership,
          General Partner

          By:  PIMCO PARTNERS LLC,
               a California limited liability company,
               General Partner

          By:  /s/ WILLIAM S. THOMPSON
             --------------------------------------------
          Title: CEO
                -----------------------------------------

     By:  PACIFIC HOLDING LLC,
          a Delaware limited liability company,
          General Partner

          By:  PACIFIC ASSET MANAGEMENT LLC,
               a Delaware limited liability company
               Member

               By:  PACIFIC LIFE INSURANCE COMPANY,
                    a California life insurance company
                    Member

                    By: /s/ KHAN T. TRAN
                       ----------------------------------------
                    Title: CFO
                          -------------------------------------


                    By: /s/ AUDREY MILFS
                       ----------------------------------------
                    Title: Corporate Secretary
                          -------------------------------------

                                   EXHIBIT A

                                CERTIFICATE FOR
                               CLASS A LP UNITS
                                      IN
                               PIMCO ADVISORS LP

                                   EXHIBIT B

                             ADMISSION APPLICATION


     The undersigned hereby requests admission as a Limited Partner of PIMCO Advisors L.P., a Delaware limited partnership (the "Partnership"), and requests that the records of the Partnership reflect such admission.

     The undersigned hereby agrees to comply with and be bound by the Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), as the same may be amended from time.

     The undersigned hereby appoints and authorizes the General Partners from time to time of the Partnership to act as its representatives for the purpose of executing amendments or restatements of the Partnership Agreement and any certificates required to be filed under the Delaware Revised Uniform Limited Partnership Act.

     Executed at _______________________________ on______________________.
                        (City and State)                   (Date)


                           --------------------------------------
                                        (Signature)


                           --------------------------------------
                                       (Printed Name)


                           --------------------------------------
                                         (Address)


                           --------------------------------------
                                         (Address)


                           --------------------------------------
                                  (City, State and Zip Code)


                           --------------------------------------
                                 (Social Security No. or TIN)